       As filed with the Securities and Exchange Commission on April 29, 2002.
                                                      Registration No. 333-83023


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 3
                                       ON
                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS

                            REGISTERED ON FORM N-8B-2

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT B
                     (formerly FNAL Variable Life Account I)
                              (Exact name of trust)

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
             (formerly First North American Life Assurance Company)
                               (Name of depositor)

                              100 Summit Lake Drive
                                  Second Floor
                            Valhalla, New York 10595
              (Address of depositor's principal executive offices)

James D. Gallagher, President                            Copy to:
The Manufacturers Life Insurance Company of New York     J. Sumner Jones
100 Summit Lake Drive                                    Jones & Blouch L.L.P.
Second Floor                                             1025 Thomas Jefferson St., NW
Valhalla, New York  10595                                Suite 405 West
(Name and Address of Agent for Service)                  Washington, DC  20007-0805

                             -----------------------

It is proposed that this filing will become effective:

 [ ] immediately upon filing pursuant to paragraph (b), or
 [X] on May 1, 2002 pursuant to paragraph (b), or
 [ ] 60 days after filing pursuant to paragraph (a)(1), or
 [ ] on (May 1, 2002) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
                       Registration Statement on Form S-6
                              Cross-Reference Sheet

FORM
N-8B-2
ITEM NO.       CAPTION IN PROSPECTUS
1              Cover Page; General Information About Manulife New York, The Separate Account and The Trust
2              Cover Page; General Information About Manulife New York, The Separate Account and The Trust
3              *
4              Distribution of the Policies
5              General Information About Manulife New York, The Separate Account and The Trust
6              General Information About Manulife New York, The Separate Account and The Trust
7              *
8              *
9              Litigation
10             Policy Summary
11             General Information About Manulife New York, The Separate Account and The Trust
12             General Information About Manulife New York, The Separate Account and The Trust
13             Charges and Deductions
14             Premium Payments; Responsibilities Assumed by Manulife New York and MSS
15             Premium Payments
16             **
17             Policy Values; Other Provisions of the Policy
18             General Information About Manulife New York, The Separate Account and The Trust
19             Other Information -- Reports to Policyowners); Responsibilities Assumed by Manulife New York and MSS
20             *
21             Policy Summary
22             *
23             **
24             Other Provisions of the Policy
25             General Information About Manulife New York, The Separate Account and The Trust
26             *
27             **
28             Other Information - Directors and Officers
29             General Information About Manulife New York, The Separate Account and The Trust
30             *
31             *
32             *
33             *
34             *
35             **
36             *
37             *
38             Distribution of the Policies; Responsibilities Assumed by Manulife New York and MSS
39             Distribution of the Policies
40             *
41             **
42             *
43             *
44             Policy Values
45             *
46             Policy Values; Other Information -- Payment of Proceeds
47             General Information About Manulife New York, The Separate Account and The Trust
48             *

49             *
50             General Information About Manulife New York, The Separate Account and The Trust
51             Policy Summary
52             Other Information - Substitution of Portfolio Shares
53             **
54             *
55             *
56             *
57             *
58             *
59             Financial Statements

--------------

 * Omitted since answer is negative or item is not applicable.

** Omitted.

                                     PART I
                       INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT B

                                   VENTURE VUL

                A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


This prospectus describes Venture VUL, a flexible premium variable universal life insurance policy (the "Policy") offered by The Manufacturers Life Insurance Company of New York (the "Company," "Manulife New York," "we" or "us").


The Policy is designed to provide lifetime insurance protection together with flexibility as to:

        o   the timing and amount of premium payments,

        o   the investments underlying the Policy Value, and

        o   the amount of insurance coverage.

This flexibility allows you, the policyowner, to pay premiums and adjust insurance coverage in light of your current financial circumstances and insurance needs.


Policy Value may be accumulated on a fixed basis or vary with the investment performance of the sub-accounts of The Manufacturers Life Insurance Company of New York Separate Account B (the "Separate Account"). The assets of each sub-account will be used to purchase SERIES I SHARES (FORMERLY REFERRED TO AS ("CLASS A SHARES") of a particular investment portfolio (a "Portfolio") of Manufacturers Investment Trust (the "Trust"). The accompanying prospectus for the Trust, and the corresponding statement of additional information, describe the investment objectives of the Portfolios in which you may invest net premiums. Other sub-accounts and portfolios may be added in the future.


BECAUSE OF THE SUBSTANTIAL NATURE OF SURRENDER CHARGES, THE POLICY IS NOT SUITABLE FOR SHORT TERM INVESTMENT PURPOSES. ALSO, PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR EXISTING INSURANCE.

The Securities and Exchange Commission (the "SEC") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TRUST.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE
    ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       Home Office:                                  Service Office Mailing Address:
   The Manufacturers Life Insurance Company of New York      The Manufacturers Life Insurance Company of New
                  100 Summit Lake Drive                                            York
                       Second Floor                                P.O. Box 633, Niagara Square Station
                 Valhalla, New York 10595                              Buffalo, New York 14201-0633
                                                                        TELEPHONE: 1-888-267-7784


                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2002

TABLE OF CONTENTS

DEFINITIONS..................................................................................
POLICY SUMMARY...............................................................................
  General....................................................................................
  Death Benefits.............................................................................
  Premiums...................................................................................
  Policy Value...............................................................................
  Policy Loans...............................................................................
  Surrender and Partial Withdrawals..........................................................
  Lapse and Reinstatement....................................................................
  Charges and Deductions.....................................................................
  INVESTMENT OPTIONS AND INVESTMENT ADVISERS.................................................
  INVESTMENT MANAGEMENT FEES AND EXPENSES....................................................
  TABLE OF CHARGES AND DEDUCTIONS............................................................
  Table of Investment Management Fees and Expenses...........................................
  Table of Investment Options and Investment Advisers.......................................
GENERAL INFORMATION ABOUT MANULIFE NEW YORK, THE SEPARATE ACCOUNT AND THE TRUST.............
  Manulife New York.........................................................................
  The Separate Account......................................................................
  The Trust.................................................................................
  Investment Objectives of the Portfolios...................................................
ISSUING A POLICY............................................................................
  Requirements..............................................................................
  Temporary Insurance Agreement.............................................................
  Right to Examine the Policy...............................................................
  Life Insurance Qualification..............................................................
DEATH BENEFITS..............................................................................
  Death Benefit Options.....................................................................
  Changing the Face Amount..................................................................
PREMIUM PAYMENTS............................................................................
  Initial Premiums..........................................................................
  Subsequent Premiums.......................................................................
  Maximum Premium Limitation................................................................
  Premium Allocation........................................................................
CHARGES AND DEDUCTIONS......................................................................
  Premium Charge............................................................................
  Surrender Charges.........................................................................
  Monthly Charges...........................................................................
  Mortality and Expense Risks Charge........................................................
  Charges for Transfers.....................................................................
  Reduction in Charges......................................................................
SPECIAL PROVISIONS FOR EXCHANGES............................................................
COMPANY TAX CONSIDERATIONS..................................................................
POLICY VALUE................................................................................
  Determination of the Policy Value.........................................................
  Units and Unit Values.....................................................................
  Transfers of Policy Value.................................................................
POLICY LOANS................................................................................
  Effect of Policy Loan.....................................................................
  Interest Charged on Policy Loans..........................................................
  Loan Account..............................................................................
POLICY SURRENDER AND PARTIAL WITHDRAWALS....................................................
  Policy Surrender..........................................................................
  Partial Withdrawals.......................................................................
LAPSE AND REINSTATEMENT.....................................................................
  LAPSE.....................................................................................
  NO-LAPSE GUARANTEE........................................................................
  REINSTATEMENT.............................................................................
THE GENERAL ACCOUNT.........................................................................
  Fixed Account.............................................................................


OTHER PROVISIONS OF THE POLICY.............................................................
  Policyowner Rights.......................................................................
  Beneficiary..............................................................................
  Incontestability.........................................................................
  Misstatement of Age or Sex...............................................................
  Suicide Exclusion........................................................................
  Supplementary Benefits...................................................................
TAX TREATMENT OF THE POLICY................................................................
  Life Insurance Qualification.............................................................
  Tax Treatment of Policy Benefits.........................................................
  Alternate Minimum Tax....................................................................
  Income Tax Reporting.....................................................................
OTHER INFORMATION..........................................................................
  Payment of Proceeds......................................................................
  Reports to Policyowners..................................................................
  Distribution of the Policies.............................................................
  Responsibilities Assumed by Manulife New York, Manulife USA and
     Manulife FINANCIAL Securities.........................................................
  Voting Rights............................................................................
  Substitution of Portfolio Shares.........................................................
  Records and Accounts.....................................................................
  State Regulations........................................................................
  Litigation...............................................................................
  Independent Auditors.....................................................................
  Further Information......................................................................
  OFFICERS AND DIRECTORS...................................................................
ILLUSTRATIONS..............................................................................
APPENDIX A:-SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES
  AND DEATH BENEFITS......................................................................A-1
APPENDIX B:  AUDITED FINANCIAL STATEMENTS.................................................B-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION WHERE IT WOULD NOT BE LAWFUL. YOU SHOULD RELY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF THE TRUST, OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE TRUST. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.

NYVUL99.PRO5/2002

DEFINITIONS

Additional Rating
is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, our underwriting requirements for the standard Risk Classification.

Age
on any date is the life insured's age on his or her nearest birthday. If no specific age is mentioned, age means the life insured's age on the Policy Anniversary nearest to the birthday.


Attained Age
is the age at issue plus the number of whole years that have elapsed since the Policy Date.


Business Day
is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange on that day.

Cash Surrender Value
is the Policy Value less the Surrender Charge and any outstanding Monthly Deductions due.

Effective Date
is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date we receive at least the minimum initial premium at our Service Office. In either case, we will take the first Monthly Deduction on the Effective Date.

Fixed Account
is that part of the Policy Value which reflects the value the policyowner has in our general account.

Gross Withdrawal
is the amount of partial Net Cash Surrender Value the policyowner requests plus any Surrender Charge applicable to the withdrawal.

Investment Account
is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

Issue Date
is the date we issued the Policy. The Issue Date is also the date from which the Suicide and Incontestability provisions of the Policy are measured.

Life Insured
is the person whose life is insured under this Policy.

Loan Account
is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

Maturity Date
is the Policy Anniversary nearest the life insured's Attained Age 100.

Monthly No-Lapse Guarantee Premium
is one-twelfth of the No-Lapse Guarantee Premium.

Net Cash Surrender Value
is the Cash Surrender Value less the Policy Debt.

Net Policy Value
is the Policy Value less the value in the Loan Account.

Net Premium
is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

No-Lapse Guarantee
when the Policy is in the No-Lapse Guarantee Period, as long as the No-Lapse Guarantee Cumulative Premium Test is met, the Policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.

No-Lapse Guarantee Period
is set at issue and will vary by issue age, as set forth in the Policy.

No-Lapse Guarantee Premium
is the annual premium used to determine the Monthly No-Lapse Guarantee Premium. It is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the Policy:

o   the face amount of insurance changes.
o   a Supplementary Benefit is added, changed or terminated.
o   the risk classification of the life insured changes.
o a temporary Additional Rating is added (due to a face amount increase) or terminated.
o   the Death Benefit Option changes.

No-Lapse Guarantee Cumulative Premium
is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount equals the sum, from issue to the date of the test, of the Monthly No-Lapse Guarantee Premiums.

No-Lapse Guarantee Cumulative Premium Test is a test that, if satisfied, during the No-Lapse Guarantee Period will keep the policy in force when the Net Cash Surrender Value is less than zero. The test is satisfied if the sum of all premiums paid, less any gross partial withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.

Policy Date
is the date from which charges for the first monthly deduction are calculated and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

Policy Debt
as of any date equals (a) plus (b) plus (c) minus (d), where:

    (a) is the total amount of loans borrowed as of such date;

    (b) is the total amount of any unpaid loan interest charges which have been borrowed against the Policy on a Policy Anniversary;

    (c) is any interest charges accrued from the last Policy Anniversary to the current date; and

    (d) is the total amount of loan repayments as of such date.

Policy Value
is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

Service Office Mailing Address
is P.O. Box 633, Niagara Square Station, Buffalo, New York 14201-0633.

Surrender Charge Period
is the period following the Issue Date of the Policy or following any increase in Face Amount during which we will assess surrender charges. Surrender charges will apply during this period if the policy terminates due to default, if the policyowner surrenders the policy or makes a partial withdrawal.

Written Request
is the policyowner's request to us which must be in a form satisfactory to us, signed and dated by the policyowner, and received at our Service Office.

POLICY SUMMARY

GENERAL

We have prepared the following summary as a general description of the most important features of the Policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage.

DEATH BENEFITS

There are two death benefit options. Under Option 1 the death benefit is the FACE AMOUNT OF THE POLICY at the date of death or, if greater, the Minimum Death Benefit. Under Option 2 the death benefit is the FACE AMOUNT PLUS THE POLICY VALUE OF THE POLICY at the date of death or, if greater, the Minimum Death Benefit. You may change the death benefit option and increase or decrease the Face Amount.

PREMIUMS

You may pay premiums at any time and in any amount, subject to certain limitations as described under "Premium Payments - Subsequent Premiums." Net Premiums will be allocated, according to your instructions and at our discretion, to one or more of our general account and the sub-accounts of the Separate Account. You may change your allocation instructions at any time. You may also transfer amounts among the accounts.

POLICY VALUE

The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which you have allocated premiums.

POLICY LOANS

You may borrow an amount not to exceed 90% of your Policy's Net Cash Surrender Value. Loan interest at a rate of 5.25% during the first ten Policy Years and 4% thereafter is due on each Policy Anniversary. We will deduct all outstanding Policy Debt from proceeds payable at the insured's death, or upon surrender.

SURRENDER AND PARTIAL WITHDRAWALS

You may make a partial withdrawal of your Policy Value. A partial withdrawal may result in a reduction in the Face Amount of the Policy and an assessment of a portion of the surrender charges to which the Policy is subject.

You may surrender your Policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less Surrender Charges and outstanding Monthly Deductions due minus the Policy Debt.

LAPSE AND REINSTATEMENT

Unless the No-Lapse Guarantee Cumulative Premium Test has been met, a Policy will lapse (and terminate without value) when its Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without your having made an adequate payment.

The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not itself cause a Policy to lapse. Second, a Policy can lapse even if planned premiums have been paid.

A policyowner may reinstate a lapsed Policy at any time within the five year period following lapse provided the Policy was not surrendered for its Net Cash Surrender Value. We will require evidence of insurability along with a certain amount of premium as described under "Reinstatement."

CHARGES AND DEDUCTIONS

We assess certain charges and deductions in connection with the Policy. These include:

        o charges assessed monthly for mortality and expense risks, cost of insurance, administration expenses and supplementary benefits, if applicable,

        o   charges deducted from premiums paid, and

        o   charges assessed on surrender or lapse.

These charges are summarized in the Table of Charges and Deductions. We may allow you to request that the sum of all charges assessed monthly for mortality and expense risks, cost of insurance and administration expenses be deducted from the Fixed Account or one or more of the sub-accounts of the Separate Account.

In addition, there are charges deducted from each Portfolio of the Trust. These charges are summarized in the Table of Investment Management Fees and Expenses.

INVESTMENT OPTIONS AND INVESTMENT ADVISERS

You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of our Separate Account. Each of the sub-accounts invests in the shares of one of the Portfolios of the Trust.

The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

The Trust also employs subadvisers. The Table of Investment Options and Investment Advisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.


Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.


INVESTMENT MANAGEMENT FEES AND EXPENSES


Each sub-account of the Separate Account purchases SERIES I SHARES (FORMERLY REFERRED TO AS "CLASS A SHARES") of one of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the Portfolios. The fees and expenses for each Portfolio for the Trust's last fiscal year are shown in the Table of Investment Management Fees and Expenses below. These fees and expenses are described in detail in the accompanying Trust prospectus to which reference should be made.


TABLE OF CHARGES AND DEDUCTIONS

Premium Charge:         6.6% of each premium paid during the first 10 Policy
                        Years and 3.6% thereafter.

Surrender Charge:       A Surrender Charge is applicable for 10 Policy Years
                        from the Issue Date or an increase in Face Amount. The
                        Surrender Charge is determined by the following formula:

                        Surrender Charge = (Surrender Charge Rate) x (Face Amount Associated with the Surrender Charge/1000) x (Grading Percentage)

                        The Grading Percentage is based on the Policy Year in which the transaction causing the assessment of the charge occurs and is set forth in the table under "Surrender Charges."

                        The Surrender Charge Rate is calculated as follows:

                        Surrender Charge Rate = (8.5) + ((82.5%) x(Surrender Charge Premium))

                        The Surrender Charge Premium is the Surrender Charge Premium Limit specified in the Policy per $1000 Face Amount.

                        The maximum Surrender Charge for any Policy per $1,000 of Face Amount is $58.00.

                        A portion of this charge will be assessed on a partial withdrawal.

Monthly Deductions:     An administration charge of $30 per Policy Month will be
                        deducted in the first Policy Year. In subsequent years, the administration charge will be $15 per Policy Month.

                        The cost of insurance charge.

                        Any additional charges for supplementary benefits, if applicable.

                        A mortality and expense risks charge. This charge is calculated as a percentage of the value of the Investment Accounts and is assessed against the Investment Accounts. This charge varies by Policy Year as follows:

                                                 Guaranteed Monthly          Guaranteed Annual
                        Policy Years           Mortality and Expense       Mortality and Expense
                                                    Risks Charge               Risks Charge
                       -------------           ---------------------       ---------------------
                            1-10                      0.0627%                      0.75%
                            11+                       0.0209%                      0.25%

                        All of the above charges, except the mortality and expense risks charge, are deducted from the Net Policy Value.

Loan Charges:           A fixed loan interest rate of 5.25% during the
                        first 10 Policy Years and 4% thereafter. Interest credited to amounts in the Loan Account is guaranteed not to be less than 4% at all times. The maximum loan amount is 90% of the Net Cash Surrender Value.

Transfer Charge:        A charge of $25 per transfer for each transfer in excess
                        of 12 in a Policy Year.

TABLE OF INVESTMENT MANAGEMENT FEES AND EXPENSES


                     TRUST ANNUAL EXPENSES (SERIES I SHARES
                   (FORMERLY REFERRED TO AS "CLASS A SHARES")
                  (as a percentage of Trust average net assets
                  for the fiscal year ended December 31, 2001)




                                                 SERIES I                        TOTAL TRUST
                                                   RULE      OTHER EXPENSES    ANNUAL EXPENSES
                                    MANAGEMENT     12b-1     (AFTER EXPENSE    (AFTER EXPENSE
    TRUST PORTFOLIO                    FEES       FEES(G)     REIMBURSEMENT)    REIMBURSEMENT)
    ----------------------------   ------------ ----------- ----------------- -----------------
    Internet Technologies          1.000%          0.150%      0.110%         1.26%
    ----------------------------   ------------ ----------- ----------------- -----------------
    Pacific Rim Emerging Markets   0.700%          0.150%      0.380%         1.23%
    ----------------------------   ------------ ----------- ----------------- -----------------
    Telecommunications             0.950%          0.150%      0.340%         1.44%(A)
    ----------------------------   ------------ ----------- ----------------- -----------------
    Science & Technology           0.916%(D)       0.150%      0.060%         1.13%
    ----------------------------   ------------ ----------- ----------------- -----------------
    International Small Cap        0.950%          0.150%      0.500%         1.60%
    ----------------------------   ------------ ----------- ----------------- -----------------
    Health Sciences                0.942%(D)       0.150%      0.350%         1.44%(A)
    ----------------------------   ------------ ----------- ----------------- -----------------
    Aggressive Growth              0.850%          0.150%      0.070%         1.07%
    ----------------------------   ------------ ----------- ----------------- -----------------
    Emerging Small Company         0.900%          0.150%      0.070%         1.12%
    ----------------------------   ------------ ----------- ----------------- -----------------
    Small Company Blend            0.900%          0.150%      0.120%         1.17%
    ----------------------------   ------------ ----------- ----------------- -----------------
    Dynamic Growth                 0.850%          0.150%      0.080%         1.08%
    ----------------------------   ------------ ----------- ----------------- -----------------
    Mid Cap Growth                 0.850%          0.150%      0.390%         1.39%(A)
    ----------------------------   ------------ ----------- ----------------- -----------------
    Mid Cap Opportunities          0.850%          0.150%      0.440%         1.44%(A)
    ----------------------------   ------------ ----------- ----------------- -----------------
    Mid Cap Stock                  0.775%          0.150%      0.080%         1.00%
    ----------------------------   ------------ ----------- ----------------- -----------------
    All Cap Growth                 0.785%          0.150%      0.060%         0.99%
    ----------------------------   ------------ ----------- ----------------- -----------------
    Financial Services             0.800%          0.150%      0.260%         1.21%(A)
    ----------------------------   ------------ ----------- ----------------- -----------------
    Overseas                       0.800%          0.150%      0.150%         1.10%
    ----------------------------   ------------ ----------- ----------------- -----------------
    International Stock            0.838%(D)       0.150%      0.170%         1.16%
    ----------------------------   ------------ ----------- ----------------- -----------------
    International Value            0.850%          0.150%      0.150%         1.15%
    ----------------------------   ------------ ----------- ----------------- -----------------
    Capital Appreciation           0.750%          0.150%      0.300%         1.20%
    ----------------------------   ------------ ----------- ----------------- -----------------
    Strategic Opportunities        0.700%          0.150%      0.060%         0.91%
    ----------------------------   ------------ ----------- ----------------- -----------------
    Quantitative Mid Cap           0.650%          0.150%      0.100%         0.90%(A)
    ----------------------------   ------------ ----------- ----------------- -----------------
    Global Equity                  0.750%          0.150%      0.110%         1.01%
    ----------------------------   ------------ ----------- ----------------- -----------------
    Strategic Growth               0.750%          0.150%      0.200%         1.10%(A)
    ----------------------------   ------------ ----------- ----------------- -----------------
    Growth                         0.697%          0.150%      0.060%         0.91%
    ----------------------------   ------------ ----------- ----------------- -----------------
    Large Cap Growth               0.750%          0.150%      0.080%         0.98%
    ----------------------------   ------------ ----------- ----------------- -----------------
    All Cap Value                  0.800%          0.150%      0.470%         1.42%(A)
    ----------------------------   ------------ ----------- ----------------- -----------------
    Capital Opportunities          0.750%          0.150%      0.500%(G)      1.40%(A)(F)
    ----------------------------   ------------ ----------- ----------------- -----------------
    Quantitative Equity            0.599%          0.150%      0.060%         0.81%
    ----------------------------   ------------ ----------- ----------------- -----------------
    Blue Chip Growth               0.702%(D)       0.150%      0.060%         0.91%
    ----------------------------   ------------ ----------- ----------------- -----------------
    Utilities                      0.750%          0.150%      0.500%(G)      1.40%(A)(F)
    ----------------------------   ------------ ----------- ----------------- -----------------
    Real Estate Securities         0.645%          0.150%      0.070%         0.87%
    ----------------------------   ------------ ----------- ----------------- -----------------


                                                  SERIES                        TOTAL TRUST
                                                  I RULE     OTHER EXPENSES    ANNUAL EXPENSES
                                    MANAGEMENT    12b-1      (AFTER EXPENSE    (AFTER EXPENSE
       TRUST PORTFOLIO                 FEES       FEES(G)     REIMBURSEMENT)    REIMBURSEMENT)
       --------------------------- ------------ ----------- ----------------- -----------------
       Small Company Value         0.891%(D)       0.150%      0.110%         1.15%
       --------------------------- ------------ ----------- ----------------- -----------------
       Mid Cap Value               0.800%          0.150%      0.200%         1.15%(A)
       --------------------------- ------------ ----------- ----------------- -----------------
       Value                       0.642%          0.150%      0.060%         0.85%
       --------------------------- ------------ ----------- ----------------- -----------------
       Tactical Allocation         0.750%          0.150%      0.400%         1.30%
       --------------------------- ------------ ----------- ----------------- -----------------
       Fundamental Value           0.798%          0.150%      0.120%         1.07%(A)
       --------------------------- ------------ ----------- ----------------- -----------------
       Growth & Income             0.529%          0.150%      0.050%         0.73%
       --------------------------- ------------ ----------- ----------------- -----------------
       U.S. Large Cap Value        0.725%          0.150%      0.050%         0.93%
       --------------------------- ------------ ----------- ----------------- -----------------
       Equity-Income               0.711%(D)       0.150%      0.050%         0.91%
       --------------------------- ------------ ----------- ----------------- -----------------
       Income & Value              0.650%          0.150%      0.070%         0.87%
       --------------------------- ------------ ----------- ----------------- -----------------
       Balanced                    0.563%          0.150%      0.100%         0.81%
       --------------------------- ------------ ----------- ----------------- -----------------
       High Yield                  0.625%          0.150%      0.060%         0.84%
       --------------------------- ------------ ----------- ----------------- -----------------
       Strategic Bond              0.625%          0.150%      0.080%         0.86%
       --------------------------- ------------ ----------- ----------------- -----------------
       Global Bond                 0.600%          0.150%      0.220%         0.97%
       --------------------------- ------------ ----------- ----------------- -----------------
       Total Return                0.600%          0.150%      0.060%         0.81%
       --------------------------- ------------ ----------- ----------------- -----------------
       Investment Quality Bond     0.500%          0.150%      0.090%         0.74%
       --------------------------- ------------ ----------- ----------------- -----------------
       Diversified Bond            0.600%          0.150%      0.070%         0.82%
       --------------------------- ------------ ----------- ----------------- -----------------
       U.S. Government Securities  0.550%          0.150%      0.060%         0.76%
       --------------------------- ------------ ----------- ----------------- -----------------
       Money Market                0.350%          0.150%      0.050%         0.55%
       --------------------------- ------------ ----------- ----------------- -----------------
       Small Cap Index(E)          0.375%          0.150%      0.075%         0.60%
       --------------------------- ------------ ----------- ----------------- -----------------
       International Index(E)      0.400%          0.150%      0.050%         0.60%
       --------------------------- ------------ ----------- ----------------- -----------------
       Mid Cap Index(E)            0.375%          0.150%      0.075%         0.60%
       --------------------------- ------------ ----------- ----------------- -----------------
       Total Stock Market Index(E) 0.375%          0.150%      0.060%         0.59%
       --------------------------- ------------ ----------- ----------------- -----------------
       500 Index(E)                0.375%          0.150%      0.050%         0.57%
       --------------------------- ------------ ----------- ----------------- -----------------
       Lifestyle Aggressive 1000   0.065%          0.000%      0.010%         0.075%(B)(C)
       --------------------------- ------------ ----------- ----------------- -----------------
       Lifestyle Growth 820        0.054%          0.000%      0.021%         0.075%(B)(C)
       --------------------------- ------------ ----------- ----------------- -----------------
       Lifestyle Balanced 640      0.054%          0.000%      0.021%         0.075%(B)(C)
       --------------------------- ------------ ----------- ----------------- -----------------
       Lifestyle Moderate 460      0.062%          0.000%      0.013%         0.075%(B)(C)
       --------------------------- ------------ ----------- ----------------- -----------------
       Lifestyle Conservative 280  0.069%          0.000%      0.006%         0.075%(B)(C)
       --------------------------- ------------ ----------- ----------------- -----------------


           (A) Annualized; For the period April 30, 2001 (commencement of operations) to December 31, 2001.

           (B) The investment adviser to the Trust, Manufacturers Securities Services, LLC ("MSS" or the "Adviser") has voluntarily agreed to pay certain expenses of each Lifestyle Trust as noted below. (For purposes of the expense reimbursement, total expenses of a Lifestyle Trust includes the advisory fee but excludes (a) the expenses of the Underlying Portfolios, (b) taxes, (c) portfolio brokerage, (d) interest, (e) litigation and (f) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.)

                If total expenses of a Lifestyle Trust (absent reimbursement) exceed 0.075%, the Adviser will reduce the advisory fee or reimburse expenses of that Lifestyle Trust by an amount such that total expenses of the Lifestyle Trust equal 0.075%. If the total expenses of the Lifestyle Trust (absent reimbursement) are equal to or less than 0.075%, then no expenses will be reimbursed by the Adviser.

                This voluntary expense reimbursement may be terminated at any time. If such expense reimbursement was not in effect, Total Trust Annual Expenses would be higher (based on current advisory fees and the Other Expenses of the Lifestyle Trusts for the fiscal year ended December 31, 2001) as noted in the chart below:

                                                                                         TOTAL TRUST
                                            MANAGEMENT      RULE          OTHER          ANNUAL
              TRUST PORTFOLIO               FEES            12b-1 FEES    EXPENSES       EXPENSES
              ----------------------------- --------------- ------------- -------------- --------------
              Lifestyle Aggressive 1000     0.065%          0.000%        1.081%         1.146%
              ----------------------------- --------------- ------------- -------------- --------------
              Lifestyle Growth 820          0.054%          0.000%        0.998%         1.052%
              ----------------------------- --------------- ------------- -------------- --------------
              Lifestyle Balanced 640        0.054%          0.000%        0.914%         0.968%
              ----------------------------- --------------- ------------- -------------- --------------
              Lifestyle Moderate 460        0.062%          0.000%        0.823%         0.885%
              ----------------------------- --------------- ------------- -------------- --------------
              Lifestyle Conservative 280    0.069%          0.000%        0.790%         0.859%
              ----------------------------- --------------- ------------- -------------- --------------

           (C) Each Lifestyle Trust will invest in shares of the Underlying Portfolios. Therefore, each Lifestyle Trust will bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios in which it invests, and the investment return of each Lifestyle Trust will be net of the Underlying Portfolio expenses. Each Lifestyle Portfolio must bear its own expenses. However, the Adviser is currently paying certain of these expenses as described in footnote (B) above.

           (D) Effective June 1, 2000, the Adviser voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, Small Company Value Trust, the Blue Chip Growth Trust, the Equity-Income Trust and the International Stock Trust. Once the combined assets exceed specified amounts, the fee reduction is increased. The percentage fee reduction for each asset level is as follows:


                                                                          FEE REDUCTION
                         COMBINED ASSET LEVELS               (AS A PERCENTAGE OF THE ADVISORY FEE)
                --------------------------------------- -------------------------------------------------
                First $750 million                                          0.00%
                --------------------------------------- -------------------------------------------------
                Between $750 million and $1.5                               5.00%
                billion
                --------------------------------------- -------------------------------------------------
                Between $1.5 billion and $3.0                               7.50%
                billion
                --------------------------------------- -------------------------------------------------
                Over $3.0 billion                                          10.00%
                --------------------------------------- -------------------------------------------------



                The fee reductions are applied to the advisory fees of each of the six portfolios. (However, in the case of the Small Company Value Trust, the fee reduction will be reduced by 0.05% of the $500 million in net assets.) This voluntary fee waiver may be terminated at any time by the adviser. As of December 31, 2001, the combined asset level for all six portfolios was approximately $4.097 billion resulting in a fee reduction of 5.00%. There is no guarantee that the combined asset level will remain at this amount. If the combined asset level were to decrease to a lower breakpoint, the fee reduction would decrease as well.



           (E) MSS has voluntarily agreed to pay expenses of each Index Trust (excluding the advisory fee) that exceed the following amounts:
                0.050% in the case of the International Index Trust and 500 Index Trust and 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust and Total Stock Market Index Trust. For SERIES I shares, if such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.07% and 0.62%, respectively, for the International Index Trust, 0.075% and 0.60%, respectively, for the Small Cap Index Trust, and 0.075% and 0.60%, respectively, for the Mid Cap Index Trust and 0.060% and 0.59%, respectively, for the Total Stock Market Index Trust. It is estimated that the expense reimbursement will not be effective during the year end December 31, 2002 for the 500 Index Trust. The expense reimbursement may be terminated at any time by MSS.



           (F) For all portfolios except the Lifestyle Trusts, the Adviser reduces its advisory fee or reimburses the portfolio if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio's business) exceed certain annual rates. In the case of the Capital Opportunities and Utilities Trusts, the Adviser reimbursed the portfolios for certain expenses for the year ended December 31, 2001. For SERIES I shares, if such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.560% and 1.46%, respectively, for the Capital Opportunities Trust and 0.610% and 1.51%, respectively for the Utilities Trust. These voluntary expense reimbursements may be terminated at any time.



           (G) Effective January 1, 2002, the Trust implemented a SERIES I Rule 12b-1 plan while simultaneously reducing its advisory fees and implementing advisory fee breakpoints. The Trust Annual Expense chart reflects these changes.


TABLE OF INVESTMENT OPTIONS AND INVESTMENT ADVISERS

The Trust currently has the following subadvisers who manage the portfolios of the Trust which are investment options for this contract, one of which is Manufacturers Adviser Corporation ("MAC"). Both MSS and MAC are affiliates of ours.

SUBADVISER                                                  PORTFOLIO
A I M Capital Management, Inc.                              All Cap Growth Trust
                                                            Aggressive Growth Trust

Capital Guardian Trust Company                              Small Company Blend Trust
                                                            U.S. Large Cap Value Trust
                                                            Income & Value Trust
                                                            Diversified Bond Trust

Cohen & Steers Capital Management, Inc.                     Real Estate Securities Trust

Davis Advisers                                              Financial Services Trust
                                                            Fundamental Value Trust

The Dreyfus Corporation                                     All Cap Value Trust

Fidelity Management & Research Company                      Strategic Opportunities Trust(A)
                                                            Large Cap Growth Trust
                                                            Overseas Trust

Founders Asset Management LLC                               International Small Cap Trust

Franklin Advisers, Inc.                                     Emerging Small Company Trust

INVESCO Funds Group, Inc.                                   Telecommunications Trust
                                                            Mid Cap Growth Trust

Janus Capital Corporation                                   Dynamic Growth Trust

Jennison Associates LLC                                     Capital Appreciation Trust

Lord, Abbett & Co.                                          Mid Cap Value Trust

Manufacturers Adviser Corporation                           Pacific Rim Emerging Markets Trust
                                                            Quantitative Equity Trust
                                                            Quantitative Mid Cap Trust
                                                            Money Market Trust
                                                            Index Trusts
                                                            Lifestyle Trusts(A)
                                                            Balanced Trust

Massachusetts Financial Services Company                    Strategic Growth Trust
                                                            Capital Opportunities Trust
                                                            Utilities Trust

Miller Anderson & Sherrerd, LLP                             Value Trust
                                                            High Yield Trust

Munder Capital Management                                   Internet Technologies Trust

Pacific Investment Management Company                       Global Bond Trust
                                                            Total Return Trust

Putnam Investment Management, L.L.C.                        Mid Cap Opportunities Trust
                                                            Global Equity Trust

Salomon Brothers Asset Management Inc                       U.S. Government Securities Trust
                                                            Strategic Bond Trust

SSgA Funds Management, Inc.                                 Growth Trust
                                                            Lifestyle Trusts(A)

T. Rowe Price Associates, Inc.                              Science & Technology Trust
                                                            Small Company Value Trust
                                                            Health Sciences Trust
                                                            Blue Chip Growth Trust
                                                            Equity-Income Trust

T. Rowe Price International, Inc.                           International Stock Trust

Templeton Investment Counsel, Inc.                          International Value Trust

UBS Global Asset Management                                 Tactical Allocation Trust
(formerly, Brinson Advisors, Inc.)

Wellington Management Company, LLP                          Growth & Income Trust
                                                            Investment Quality Bond Trust
                                                            Mid Cap Stock Trust

(A) SSgA Funds Management, Inc. provides subadvisory consulting services to Manufacturers Adviser Corporation regarding management of the Lifestyle Trusts.



GENERAL INFORMATION ABOUT MANULIFE NEW YORK, THE SEPARATE ACCOUNT AND THE TRUST


MANULIFE NEW YORK


We are a stock life insurance company organized under the laws of New York on February 10, 1992. Our principal office is located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. We are a wholly-owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("MANULIFE USA"), a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan with its principal office located at 73 Tremont Street, Boston, Massachusetts 02108. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.


        The Manufacturers Life Insurance Company of New York's financial ratings are as follows:

        A++ A.M. Best
        Superior companies have a very strong ability to meet their obligations; 1st category of 16

        AAA Fitch
        Exceptionally strong capacity to meet policyholder and contract obligations; 1st category of 24

        AA+ Standard & Poor's
        Very strong financial security characteristics; 2nd category of 21

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of Manulife New York's ability to honor the death benefit, fixed account guarantees and no lapse guarantees but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

THE SEPARATE ACCOUNT

We established the Separate Account on May 6, 1997, subject to approval by the Superintendent of Insurance of New York. The Separate Account holds assets that are segregated from all of our other assets. The Separate Account is currently used only to support variable life insurance policies.

ASSETS OF THE SEPARATE ACCOUNT

We are the legal owner of the assets in the Separate Account. The income, gains and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Separate Account without regard to our other income, gains or losses. We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business we conduct. However, our obligations under the policies are part of our general corporate obligations.

REGISTRATION

The Separate Account is registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of Manulife New York.

THE TRUST


Each sub-account of the Separate Account will ONLY purchase SERIES I shares of a particular Portfolio. The Trust is registered under the 1940 Act as an open-end management investment company. Each of the Trust portfolios, except the Lifestyle Trusts, are subject to a Rule 12b-1 fee of .15% of a portfolio's SERIES I net assets. The Separate Account will purchase and redeem shares of the Portfolios at net asset value. Shares will be redeemed to the extent necessary for Manulife New York to provide benefits under the Policies, to transfer assets from one sub-account to another or to the general account as requested by policyowners, and for other purposes not inconsistent with the Policies. Any dividend or capital gain distribution received from a Portfolio with respect to the

Policies will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.

The Trust shares are issued to fund benefits under both variable annuity contracts and variable life insurance policies issued by us or life insurance companies affiliated with us. We may also purchase shares through our general account for certain limited purposes including initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits see the accompanying Trust prospectus.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS

The investment objectives and certain policies of the Portfolios currently available to policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus, which should be read together with this prospectus.

ELIGIBLE PORTFOLIOS

The Portfolios of the Trust available under the Policies are as follows:

The INTERNET TECHNOLOGIES TRUST seeks long-term capital appreciation by investing the portfolio's assets primarily in companies engaged in Internet-related business (such businesses also include Intranet-related businesses).

The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.

The TELECOMMUNICATIONS TRUST seeks capital appreciation (with earning income as a secondary objective) by investing, under normal market conditions, primarily in equity securities of companies engaged in the telecommunications sector, that is, in the design, development, manufacture, distribution or sale of communications services and equipment and companies that are involved in supplying equipment or services to such companies.

The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital by investing, under normal market condition, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Current income is incidental to the portfolio's objective.

The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenues of $1.5 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

The HEALTH SCIENCES TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").

The AGGRESSIVE GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's asset principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.

The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Growth Index* ("small cap stocks") at the time of purchase.

The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index at the time of purchase.

The DYNAMIC GROWTH TRUST seeks long-term growth of capital by investing the portfolio's assets primarily in equity securities selected for their growth potential. Normally at least 50% of its equity assets are invested in medium-sized companies.

The MID CAP GROWTH TRUST seeks capital appreciation by investing primarily in common stocks of mid-sized companies -- those with market capitalizations between $2.5 billion and $15 billion at the time of purchase.

The MID CAP OPPORTUNITIES TRUST seeks capital appreciation by investing, under normal market conditions, primarily in common stocks and other equity securities of U.S. mid-size companies.

The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant capital appreciation potential.

The ALL CAP GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's assets, under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.

The FINANCIAL SERVICES TRUST seeks growth of capital by investing primarily in common stocks of financial companies. During normal market conditions, at least 65% (80% after July 31, 2002) of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.

The OVERSEAS TRUST seeks growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in foreign securities (including American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs)). The portfolio expects to invest primarily in equity securities.

The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing primarily in common stocks of established, non-U.S. companies.

The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.

The CAPITAL APPRECIATION TRUST seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospectus. These companies are generally medium-to-large capitalization companies.


The STRATEGIC OPPORTUNITIES TRUST seeks growth of capital by investing primarily in common stocks of U.S. issuers and securities convertible into or carrying the right to buy common stocks.


The QUANTITATIVE MID CAP TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its total assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.

The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies in at least three different countries, including the U.S. The portfolio may invest in companies of any size but emphasizes mid- and large-capitalization companies that the subadviser believes are undervalued.

The STRATEGIC GROWTH TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities (such as preferred stocks, bonds, warrants or rights convertible into stock and depositary receipts for these securities) of companies which the subadviser believes offer superior prospects for growth.

The GROWTH TRUST seeks long-term growth of capital by investing primarily in large capitalization growth securities (market capitalizations of approximately $1 billion or greater).

The LARGE CAP GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with large market capitalizations.

The ALL CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in the stocks of value companies of any size.

The CAPITAL OPPORTUNITIES TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. The portfolio focuses on companies which the subadviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.


The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) by investing, under normal market conditions, at least 80% of the portfolio's total assets in the common stocks of large and medium-sized blue chip growth companies. Many of the stocks in the portfolio are expected to pay dividends.


The UTILITIES TRUST seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of domestic and foreign companies in the utilities industry.

The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of real estate companies.

The SMALL COMPANY VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in small companies whose common stocks are believed to be undervalued. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with a market capitalization that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase.

The MID CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) will consist of investments in mid-sized companies, with market capitalizations of roughly $500 million to $10 billion.

The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

The TACTICAL ALLOCATION TRUST seeks total return, consisting of long-term capital appreciation and current income, by allocating the portfolio's assets between (i) a stock portion that is designed to track the performance of the S&P 500 Composite Stock Price Index, and (ii) a fixed income portion that consists of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days.

The FUNDAMENTAL VALUE TRUST seeks growth of capital by investing, under normal market conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.

The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.

The U.S. LARGE CAP VALUE TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.

The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

The INCOME & VALUE TRUST seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed income securities.

The BALANCED TRUST seeks current income and capital appreciation by investing the portfolio's assets in a balanced portfolio of (i) equity securities and (ii) fixed income securities.

The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

The GLOBAL BOND TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.

The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.

The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing in a diversified portfolio of investment grade bonds and tends to focus its investment on corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

The DIVERSIFIED BOND TRUST seeks high total return consistent with the conservation of capital by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.

The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U. S. entities.

The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000 Index.*

The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE Index").*

The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index.*

The TOTAL STOCK MARKET INDEX seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index.*

The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index.*

The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "Standard and Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)" and "Russell 2000(R) Growth" is a trademark of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

ISSUING A POLICY

REQUIREMENTS

To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to our satisfaction.


Policies may be issued on a basis which does not take into account the insured's sex, with prior approval from Manulife New York. A Policy will generally be issued only on the lives of insureds from ages 20 through 90.


Each Policy has a Policy Date, an Effective Date, an Issue Date, and a Maturity Date (See "Definitions" above).

The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date we become obligated under the Policy and when the first monthly deductions are deducted from the Policy Value. The Issue Date is the date from which Suicide and Incontestability are measured.

If an application is accompanied by a check for the initial premium and the application is accepted:

        (i) the Policy Date will be the date the application and check were received at the Service Office (unless a special Policy Date is requested (See "Backdating a Policy" below));

        (ii) the Effective Date will be the date our underwriters approve issuance of the Policy; and

        (iii)   the Issue Date will be the date we issue the Policy.

If an application accepted by Manulife New York is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:

        (i) the Policy Date and the Effective Date will be the date we receive the check at our Service Office; and

        (ii)    the Issue Date will be the date we issue the Policy.

The initial premium must be received within 60 days after the Issue Date and the policyowner must be in good health on the date the initial premium is received. If the initial premium is not paid or if the application is rejected, the Policy will be canceled and any partial premiums paid will be returned to the applicant.

Regardless of whether or not a policy is backdated, Net Premiums received prior to the Effective Date of a Policy will be credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.

As of the Effective Date, the premiums paid plus interest credited, net of the premium charge, will be allocated among the Investment Accounts and/or Fixed Account in accordance with the policyowner's instructions unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period.

MINIMUM INITIAL FACE AMOUNT

Manulife New York will generally issue a Policy only if it has a Face Amount of at least $100,000.

BACKDATING A POLICY

Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than six months before the date of the application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not a Policy is backdated, Net Premiums received prior to the Effective Date of a Policy will be credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.

TEMPORARY INSURANCE AGREEMENT

In accordance with Manulife New York's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the life insured meets our usual and customary underwriting standards for the coverage applied for.

The acceptance of an application is subject to our underwriting rules, and we reserve the right to request additional information or to reject an application for any reason.

Persons failing to meet standard underwriting classification may be eligible for a Policy with an additional risk rating assigned to it.

RIGHT TO EXAMINE THE POLICY

A Policy may be returned for a refund of the premium within 10 days after it is received. This ten day period is known as the "free look" period. The Policy can be mailed or delivered to the Manulife New York agent who sold it or to the Manulife New York Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service Office, Manulife New York will refund any premium paid. Manulife New York reserves the right to delay the refund of any premium paid by check until the check has cleared.

If the Policy is purchased in connection with a replacement of an existing policy (as defined below), the policyowner may also cancel the Policy by returning it to the Service Office or the Manulife New York agent who sold it at any time within 60 days after receipt of the Policy. Within 10 days of receipt of the Policy by Manulife New York, it will pay the policyowner the Policy Value, computed at the end of the valuation period during which the Policy is received by Manulife New York. In the case of a replacement of a policy issued by a New York insurance company, the policyowner may have the right to reinstate the prior policy. The policyowner should consult with his or her attorney or the Manulife New York agent regarding this matter prior to purchasing the new Policy.

Replacement of an existing life insurance policy generally is defined as the purchase of a new life insurance policy in connection with (a) the lapse, surrender or change of, or borrowing from, an existing life insurance policy or
(b) the assignment to a new issuer or an existing life insurance policy. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing life insurance policy. Therefore, a policyowner should consult with his or her attorney or Manulife New York agent regarding whether the purchase of a new life insurance policy is a replacement of an existing life insurance policy.

If you request an increase in face amount which results in new surrender charges, you will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. You may request a refund of all or any portion of premiums paid during the free look period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

LIFE INSURANCE QUALIFICATION

A Policy must satisfy either one of two tests to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). At the time of application, the policyowner must choose either the Cash Value Accumulation Test or the Guideline Premium Test. The test cannot be changed once the Policy is issued. You should consult your registered representative for more information so you can select the test that best accomplishes your goals.

CASH VALUE ACCUMULATION TEST

Under the Cash Value Accumulation Test ("CVAT"), the Policy Value must be less than the Net Single Premium necessary to fund future Policy benefits, assuming guaranteed charges and 4% net interest. To ensure that a Policy meets the CVAT, we will generally increase the death benefit, temporarily, to the required minimum amount. However, we reserve the right to require evidence of insurability should a premium payment cause the death benefit to increase by more than the premium payment amount. Any excess premiums will be refunded.

GUIDELINE PREMIUM TEST

The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit (described below).

Changes to the Policy may affect the maximum amount of premiums, such as:

        o       a change in the Policy's Face Amount.

        o       a change in the death benefit option.

        o       partial withdrawals.

        o       addition or deletion of supplementary benefits.

Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, we may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.

The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable Minimum Death Benefit Percentage for the Attained Age of the life insured. The Minimum Death Benefit Percentages for this test appear in the Policy.

DEATH BENEFITS

If the Policy is in force at the time of the death of the life insured, we will pay an insurance benefit. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any supplementary benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and Manulife New York. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. If the life insured should die after our receipt of a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.

DEATH BENEFIT OPTIONS

There are two death benefit options, described below.

DEATH BENEFIT OPTION 1

Under Option 1 the death benefit is the Face Amount of the Policy at the date of death or, if greater, the Minimum Death Benefit.

DEATH BENEFIT OPTION 2

Under Option 2 the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death or, if greater, the Minimum Death Benefit.

CHANGING THE DEATH BENEFIT OPTION

The death benefit option may be changed once each Policy Year after the first Policy Year. The change will occur on the first day of the next Policy Month after a written request for a change is received at the Service Office. We reserve the right to limit a request for a change if the change would cause the Policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Face Amount to decrease below $100,000.

A change in the death benefit option will result in a change in the Policy's Face Amount, in order to avoid any change in the amount of the death benefit, as follows:

CHANGE FROM OPTION 1 TO OPTION 2

The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change.

CHANGE FROM OPTION 2 TO OPTION 1

The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.

No new Surrender Charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

CHANGING THE FACE AMOUNT

Subject to the limitations stated in this Prospectus, a policyowner may, upon written request, increase or decrease the Face Amount of the Policy. We reserve the right to limit a change in Face Amount so as to prevent the Policy from failing to qualify as life insurance for tax purposes.

INCREASE IN FACE AMOUNT

Increases in Face Amount may be made once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000. An increase will become effective at the beginning of the policy month following the date we approve the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. We reserve the right to refuse a requested increase if the life insured's Attained Age at the effective date of the increase would be greater than 90.

NEW SURRENDER CHARGES FOR AN INCREASE

An increase in face amount will usually result in the Policy being subject to new surrender charges. The new surrender charges will be computed as if a new Policy were being purchased for the increase in Face Amount. The premiums attributable to the new Face Amount will not exceed the surrender charge premium limit associated with that increase. There will be no new surrender charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a Policy, a policyowner will have a free look right with respect to any increase resulting in new surrender charges.

An additional premium may be required for a face amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the face amount increase.

INCREASE WITH PRIOR DECREASES

If, at the time of the increase, there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.

CHANGING BOTH THE FACE AMOUNT AND THE DEATH BENEFIT OPTION

If a policyowner requests to change both the Face Amount and the Death Benefit Option in the same month, the Death Benefit Option change shall be deemed to occur first.

DECREASE IN FACE AMOUNT

Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000. A written request from a policyowner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date Manulife New York approves the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and thereafter to the next most recent increases successively. We will not allow a decrease in the Face Amount if it is for the reduction or termination of a prior Face Amount increase which has been in force for less than one year. Under no circumstances should the sum of all decreases cause the policy to fall below the minimum Face Amount of $100,000. Decreases in Face Amount will not result in an assessment of surrender charges.

SURRENDER CHARGE ON DECREASE IN FACE AMOUNT

For Policies issued on or after April 3, 2002, if the Face Amount of insurance is decreased, a pro-rata Surrender Charge will be deducted from the Policy Value. A decrease in Face Amount caused by a change from Death Benefit Option 1 to Option 2 will not incur a pro-rata Surrender Charge. Each time a pro-rata Surrender Charge is deducted for a Face Amount decrease, the remaining Surrender Charge will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the Face Amount decrease.

PREMIUM PAYMENTS

INITIAL PREMIUMS

No premiums will be accepted prior to receipt of a completed application by Manulife New York. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium.

On the later of the Effective Date or the date a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner's instructions.

SUBSEQUENT PREMIUMS

After the payment of the initial premium, premiums may be paid at any time and in any amount until the Maturity Date, subject to the limitations on premium amount described below.

A Policy will be issued with a planned premium, which is based on the amount of premium the policyowner wishes to pay. Manulife New York will send notices to the policyowner setting forth the planned premium at the payment interval selected by the policyowner. However, the policyowner is under no obligation to make the indicated payment.

We may refuse any premium payment that would cause the Policy to fail to qualify as life insurance under the Code. We also reserve the right to request evidence of insurability if a premium payment would result in an increase in the Death Benefit that is greater than the increase in Policy Value.

Payment of premiums will not guarantee that the Policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the Policy to lapse.

All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day the premiums were received at the Service Office. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.

MAXIMUM PREMIUM LIMITATION

If the Policy is issued under the Guideline Premium Test, in no event may the total of all premiums paid exceed the then current maximum premium limitations established by Federal income tax law for a Policy to qualify as life insurance.

If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, we will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

PREMIUM ALLOCATION

Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and 100, provided the total allocation equals 100. A policyowner may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to Manulife New York is received at its Service Office.

CHARGES AND DEDUCTIONS

PREMIUM CHARGE

During the first 10 Policy Years, we deduct a premium charge from each premium payment, equal to 6.6% of the premium. Thereafter the premium charge is equal to 3.6% of the premium. The premium charge is designed to cover a portion of our acquisition and sales expenses and premium taxes.

SURRENDER CHARGES

(the following disclosure is applicable to Policies issued on or after April 3,
2002)

The Company will deduct a Surrender Charge if during the first 10 years following the Policy Date, or the effective date of a Face Amount increase:

        o   the Policy is surrendered for its Net Cash Surrender Value,

        o a partial withdrawal is made in excess of the Withdrawal Tier Amount (see below for a description of this amount)

        o   there is a decrease in Face Amount or

        o   the Policy lapses.

(the following disclosure is applicable to Policies issued prior to April 3,
2002)

The Company will deduct a Surrender Charge if during the first 10 years following the Policy Date, or the effective date of a Face Amount increase:

        o   the Policy is surrendered for its Net Cash Surrender Value,

        o a partial withdrawal is made in excess of the Withdrawal Tier Amount (see below for a description of this amount)

        o   the Policy lapses.

The surrender charge, together with a portion of the premium charge, is designed to compensate us for some of the expenses we incur in selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature.

SURRENDER CHARGE CALCULATION

The Surrender Charge is determined by the following formula (the calculation is also described in words below):

Surrender Charge = (Surrender Charge Rate) x (Face Amount associated with the Surrender Charge divided by 1000) x (Grading Percentage)

Definitions of the Formula Factors Above

Face Amount Associated with the Surrender Charge

The Face Amount associated with the Surrender Charge equals the Face Amount for which the Surrender Charge is being applied.

Surrender Charge Rate (the calculation is also described in words below)

Surrender Charge Rate = (8.5) + ((82.5%) x (Surrender Charge Premium))

The Surrender Charge Premium is the Surrender Charge Premium Limit specified in the Policy per $1,000 of Face Amount.

Grading Percentage

The grading percentages during the Surrender Charge Period and set forth in the table below apply to the initial Face Amount and to all subsequent Face Amount increases.

The grading percentage is based on the Policy Year in which the transaction causing the assessment of the charge occurs as set forth in the table below:

                                 Surrender             Surrender Charge
                               Charge Period          Grading Percentage
                              --------------          ------------------
                                      1                      100%
                                      2                       90%
                                      3                       80%
                                      4                       70%
                                      5                       60%
                                      6                       50%
                                      7                       40%
                                      8                       30%
                                      9                       20%
                                     10                       10%
                                     11                        0%

Within a Policy Year, grading percentages will be interpolated on a monthly basis. For example, if the policyowner surrenders the Policy during the fourth month of Policy Year 4, the grading percentage will be 67.5%.

Formulas Described in Words

Surrender Charge

The Surrender Charge is determined by multiplying the Surrender Charge Rate by the Face Amount associated with the Surrender Charge divided by 1000. The amount obtained is then multiplied by the Grading Percentage, a percent which starts at 100% and grades down each policy month to zero over a period not to exceed 10 years.

Surrender Charge Rate

The Surrender Charge Rate is equal to the sum of (a) plus (b) where (a) equals
8.5 and (b) equals 82.5% times the Surrender Charge Premium.

Illustration of Maximum Surrender Charge Calculation

Assumptions

        o   45 year old male (standard risks and nonsmoker status).

        o   Policy issued 7 years ago.

        o $7,785 in premiums has been paid on the Policy in equal annual installments over the 7 year period.

        o   Surrender Charge Premium for the Policy is $7.41.

        o Face Amount of the Policy at issue is $500,000 and no increases have occurred.

        o Policy is surrendered during the first month of the seventh policy year.

Maximum Surrender Charge

The maximum Surrender Charge to be assessed would be $2,922 determined as follows:

First, the Surrender Charge Rate is determined by applying the Surrender Charge Rate formula as set forth below.

          Surrender Charge Rate = (8.5) + ((82.5%) x (Surrender Charge Premium))

                       $14.61 = (8.5) + ((82.5%) x (7.41))

        The Surrender Charge Rate is equal to $14.61.

Second, the Surrender Charge Rate is entered into the Surrender Charge formula and the Surrender Charge is determined as set forth below.

Surrender Charge = (Surrender Charge Rate) x (Face Amount Associated with the Surrender Charge divided by 1000) x (Grading Percentage)

             $2,922 = (14.61) x ($500,000 divided by 1000) x (40%)

        The maximum Surrender Charge is equal to $2,922.

Depending upon the Face Amount of the Policy, the age of the insured at issue, premiums paid under the Policy and the performance of the underlying investment options, the Policy may have no Cash Surrender Value and therefore, the policyowner may receive no surrender proceeds upon surrendering the Policy.

SURRENDER CHARGES ON A PARTIAL WITHDRAWAL

A partial withdrawal will result in the assessment of a portion of the Surrender Charges to which the Policy is subject. The portion of the Surrender Charges assessed will be based on the ratio of the amount of the withdrawal to the Net Cash Surrender Value of the Policy as at the date of the withdrawal. The Surrender Charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account. If the amount in the accounts is not sufficient to pay the Surrender Charges assessed, then the amount of the withdrawal will be reduced.

Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal, the Policy's remaining surrender charges will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the partial withdrawal.

SURRENDER CHARGE ON DECREASE IN FACE AMOUNT


For Policies issued on or after APRIL 3, 2002, if the Face Amount of insurance is decreased, a pro-rata Surrender Charge will be deducted from the Policy Value. A decrease in Face Amount caused by a change from Death Benefit Option 1 to Option 2 will not incur a pro-rata Surrender Charge. Each time a pro-rata Surrender Charge is deducted for a Face Amount decrease, the remaining Surrender Charge will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the Face Amount decrease.


MONTHLY CHARGES

On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the Policy until the Maturity Date. If there is a Policy Debt under the Policy, loan interest and principal is payable at the beginning of each Policy Month. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These charges consist of:

        o   an administration charge;

        o   a charge for the cost of insurance;

        o   a mortality and expense risks charge;

        o if applicable, a charge for any supplementary benefits added to the Policy.

Unless otherwise allowed by us and specified by the policyowner, the Monthly Deductions will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value.

If the Policy is still in force on the Maturity Date, we will pay the policyowner the Net Cash Surrender Value as of the Maturity Date of the Policy.

ADMINISTRATION CHARGE

This charge will be equal to $30 per Policy Month in the first Policy Year. For all subsequent Policy Years, the administration charge will be $15 per Policy Month. The charge is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy.

COST OF INSURANCE CHARGE

The monthly charge for the cost of insurance is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month. The cost of insurance rate and the net amount at risk are determined separately for the initial Face Amount and for each increase in Face Amount. In determining the net amount at risk, if there have been increases in the Face Amount, the Policy Value shall first be considered a part of the initial Face Amount. If the Policy Value exceeds the initial Face Amount, it shall then be considered a part of the additional increases in Face Amount resulting from the increases, in the order the increases occurred.

For Death Benefit Option 1, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:

        (a) is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and

        (b) is the Policy Value as of the first day of the Policy Month after the deduction of monthly cost of insurance.

For Death Benefit Option 2, the net amount at risk is equal to the Face Amount of insurance.

The rates for the cost of insurance are based upon the issue age, duration of coverage, sex, and Risk Classification of the life insured. These rates may be higher in early Policy Years due to recovery of initial acquisition costs.

Cost of insurance rates will generally increase with the age of the life insured. The first year cost of insurance rate is guaranteed.

The cost of insurance rates reflect our expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the life insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Smoker Distinct Mortality tables.

CHARGES FOR SUPPLEMENTARY BENEFITS

If the Policy includes Supplementary Benefits, a charge may apply to such Supplementary Benefits.

MORTALITY AND EXPENSE RISKS CHARGE

A monthly charge equal to a percentage of the value of the Investment Accounts is assessed against the Investment Accounts. This charge is to compensate us for the mortality and expense risks we assume under the Policy. The mortality risk assumed is that the life insured may live for a shorter period of time than we estimated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will be greater than we estimated. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

The charge varies by Policy Year as follows:

                                    Guaranteed Monthly Mortality and    Equivalent Annual Mortality
               Policy Year               Expense Risk Charge              and Expense Risk Charge
               -----------          ---------------------------------   ---------------------------
                   1-10                           0.0627%                          0.75%
                    11                            0.0209%                          0.25%

CHARGES FOR TRANSFERS

A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by us on the same Business Day are treated as a single transfer request.

Transfers under the Dollar Cost Averaging and Asset Allocation Balancer programs do not count against the number of free transfers permitted per Policy Year.

REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

SPECIAL PROVISIONS FOR EXCHANGES

We will permit owners of certain fixed life insurance policies issued by Manulife New York to exchange their policies for the Policies described in this prospectus (and likewise, owners of Policies described in this Prospectus may also exchange their Policies for certain fixed policies issued by Manulife New
York). Policyowners considering an exchange should consult their tax advisors as to the tax consequences of an exchange.

COMPANY TAX CONSIDERATIONS

At the present time, we make no specific charge to the Separate Account for any Federal, state, or local taxes that we incur that may be attributable to the Separate Account or to the Policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

POLICY VALUE

DETERMINATION OF THE POLICY VALUE

A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

INVESTMENT ACCOUNTS

An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

FIXED ACCOUNT

Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us. For a detailed description of the Fixed Account, see "The General Account - Fixed Account."

LOAN ACCOUNT

Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to the amount charged on the outstanding Policy Debt less the Loan Spread. For a detailed description of the Loan Account, see "Policy Loans - Loan Account."

UNITS AND UNIT VALUES

CREDITING AND CANCELING UNITS

Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange on that day.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

UNIT VALUES

The value of a unit of each sub-account was initially fixed at $10.00 (and $12.50 depending upon the subaccount). For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the that sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

        (a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

        (b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

TRANSFERS OF POLICY VALUE


At any time, a policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. (Transfers involving the Fixed Account are subject to certain limitations noted below under "Transfers Involving Fixed Account.") Transfer requests must be in writing in a format satisfactory to Manulife New York, or by telephone if a currently valid transfer authorization form is on file.


We reserve the right to impose limitations on transfers, including the maximum amount that may be transferred. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described under items (i) through
(iii) in "Payment of Proceeds" occur. Transfer privileges are also subject to any restrictions that may be imposed by the Trust. In addition, we reserve the right to defer the transfer privilege at any time when we are unable to purchase or redeem shares of the Trust.

While the Policy is in force, the policyowner may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

        (a) within eighteen months after the Issue Date; or

        (b) within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.

Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.


TRANSFER CHARGES



A policyowner may make up to twelve transfers each Policy Year free of charge. Additional transfers in each Policy Year may be made at a cost of $25 per transfer. This charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.



Transfers under the Dollar Cost Averaging and Asset Allocation Balancer programs do not count against the number of free transfers permitted per Policy Year.


TRANSFERS INVOLVING FIXED ACCOUNT

The maximum amount that may be transferred from the Fixed Account in any one Policy Year is the greater of $500 or 15% of the Fixed Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.


TELEPHONE TRANSFERS



Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, we will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.


DOLLAR COST AVERAGING

The Company will offer policyowners a Dollar Cost Averaging ("DCA") program. Under DCA program, the policyowner will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. Currently, no charge will be made for this program, although we reserve the right to institute a charge on 90 days' written notice to the policyholder. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policyowner will be so notified.

We reserve the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

ASSET ALLOCATION BALANCER TRANSFERS

Under the Asset Allocation Balancer program the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, we will move amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. A change to the policyowner premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs Manulife New York otherwise or has elected the Dollar Cost Averaging program. Currently, there is no charge for this program; however, we reserve the right to institute a charge on 90 days' written notice to the policyowner.

We reserve the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

POLICY LOANS

While this Policy is in force and has an available loan value, a policyowner may borrow against the Policy Value of the Policy. The Policy serves as the only security for the loan. Policy loans may have tax consequences, see "Tax Treatment of Policy Benefits -- Interest on Policy Loans After Ten Years" and "Tax Treatment of Policy Benefits -- Policy Loan Interest."

MAXIMUM LOANABLE AMOUNT

The Maximum Loanable Amount is 90% of the Policy's Net Cash Surrender Value.

EFFECT OF POLICY LOAN

A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a policy loan may result in a Policy's failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a policy loan will affect the amount payable on the death of the life insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

INTEREST CHARGED ON POLICY LOANS

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. During the first 10 Policy Years, the rate of interest charged will be an effective annual rate of 5.25%. Thereafter, the rate of interest charged will be an effective annual rate of 4%, subject to our reservation of the right to increase the rate as described under the heading "Tax Treatment of the Policy -- Interest on Policy Loans After Year 10." If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy.

The Policy will go into default at any time the Policy Debt exceeds the Cash Surrender Value. At least 61 days prior to termination, we will send the policyowner a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.

LOAN ACCOUNT

When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

INTEREST CREDITED TO THE LOAN ACCOUNT

Interest will be credited to amounts in the Loan Account at an effective annual rate of at least 4.00%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25%. (The Loan Interest Credited Differential is the difference between the rate of interest charged on a policy loan and the rate of interest credited to amounts in the Loan Account.) We may change the Current Loan Interest Credited Differential as of 90 days after sending you written notice of such change.

For a Policy that is not a MEC, the tax consequences associated with a loan interest credited differential of 0% are unclear. A tax advisor should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of the differential between the credited interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which we consider to be most likely to result in the transaction being treated as a loan under Federal tax law.

LOAN ACCOUNT ADJUSTMENTS

On the first day of each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.

LOAN REPAYMENTS

Policy Debt may be repaid in whole or in part at any time prior to the death of the life insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account, until the loan amount that was transferred from it is fully repaid; then to each Investment Account in the same proportion that the loan amount that was transferred from it bears to the value of the Loan Account. Amounts paid to Manulife New York not specifically designated in writing as loan repayments will be treated as premiums. However, when a portion of the Loan Account amount is allocated to the Fixed Account, we reserve the right to require that premium payments be applied as loan repayments.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

POLICY SURRENDER

A Policy may be surrendered for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. If there have been any prior Face Amount increases, the Surrender Charge will be the sum of the Surrender Charge for the Initial Face Amount plus the Surrender Charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which Manulife New York receives the Policy and a written request for surrender at its Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.

PARTIAL WITHDRAWALS

A policyowner may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. The policyowner may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a Partial Withdrawal see "Charges and Deductions - Surrender Charges."

Withdrawals will be limited if they would otherwise cause the Face Amount to fall below $100,000.

REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL

If Death Benefit Option 1 is in effect when a partial withdrawal is made, the Face Amount of the Policy will be reduced by the amount of the withdrawal plus any applicable Surrender Charges.

If the death benefit is based upon the Policy Value times the minimum death benefit percentage set forth under "Death Benefit - Minimum Death Benefit," the Face Amount will be reduced only to the extent that the amount of the withdrawal plus the portion of the Surrender Charge assessed exceeds the difference between the death benefit and the Face Amount. When the Face Amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

Partial withdrawals do not affect the Face Amount of a Policy if Death Benefit Option 2 is in effect.

LAPSE AND REINSTATEMENT

LAPSE

Unless the No-Lapse Guarantee is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy's Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A lapse could have adverse tax consequences as described under "Tax Treatment of the Policy - Tax Treatment of Policy Benefits - Surrender or Lapse." We will notify the policyowner of the default and will allow a 61 day grace period in which the policyowner may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

NO-LAPSE GUARANTEE

As long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, we will guarantee that the Policy will not go into default, even if adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to fall to zero or below during such period.

The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

The No-Lapse Guarantee Premium is set at issue and reflects any Additional Rating and Supplementary Benefits, if applicable. It is subject to change if (i) the face amount of the Policy is changed, (ii) there is a Death Benefit Option change, (iii) there is a decrease in the Face Amount of insurance due to a partial withdrawal, or (iv) there is any change in the supplementary benefits added to the Policy or in the risk classification of the life insured.

The No-Lapse Guarantee Period varies by issue age and is set forth in the Policy.

While the No-Lapse Guarantee is in effect, we will determine at the beginning of the Policy Month that your policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If the test has not been satisfied, we will notify the policyowner of that fact and allow a 61 day grace period in which the policyowner may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification to the policyowner, will be equal to the lesser of:

        (a) the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default, plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or

        (b) the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.

If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the Policy will terminate.

NO-LAPSE GUARANTEE CUMULATIVE PREMIUM TEST

The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your policy would otherwise be in default, the sum of all premiums paid to date less any gross withdrawals taken on or before the date of the test and less any policy debt is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

DEATH DURING GRACE PERIOD

If the life insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding Monthly Deductions due at the time of death.

REINSTATEMENT

A policyowner can reinstate a Policy which has terminated after going into default at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

        (a) The life insured's risk classification is standard or preferred, and

        (b) The life insured's Attained Age is less than 46.

A policyowner can, by making a written request, reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

        (a) Evidence of the life insured's insurability, satisfactory to Manulife New York is provided to Manulife New York; and

        (b) A premium equal to the amount that was required during the 61 day grace period following default plus the next two Monthly Deductions must be paid to Manulife New York.

If the reinstatement is approved, the date of reinstatement will be the later of the date we approve the policyowner's request or the date the required payment is received at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated.

TERMINATION AND MATURITY BENEFIT

TERMINATION OF THE POLICY

Your Policy will terminate on the earliest of the following events:

        (a) the end of the grace period for which you have not paid the amount necessary to bring the Policy out of default;

        (b) surrender of the Policy for its Net Cash Surrender Value;

        (c) the death of the life insured; or

        (d) the Maturity Date.

MATURITY BENEFIT

We will pay you the Net Cash Surrender Value of your Policy as of the Maturity Date provided the Policy has not terminated and the life insured is alive.

THE GENERAL ACCOUNT

The general account of Manulife New York consists of all assets owned by it other than those in the Separate Account and other separate accounts of Manulife New York. Subject to applicable law, we have sole discretion over the investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of Manulife New York have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

FIXED ACCOUNT

A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. Manulife New York will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

POLICY VALUE IN THE FIXED ACCOUNT

The Policy Value in the Fixed Account is equal to:

        (a) the portion of the net premiums allocated to it; plus

        (b) any amounts transferred to it; plus

        (c) interest credited to it; less

        (d) any charges deducted from it; less

        (e) any partial withdrawals from it; less

        (f) any amounts transferred from it.

INTEREST ON THE FIXED ACCOUNT

An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, Manulife New York guarantees that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if a policyowner pays the planned premiums, allocates all net premiums only to the general account and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

FLEXIBLE FACTORS


When determining the rate of interest to be used in crediting interest to the portion of the Policy Value in the Fixed Account, and any changes in that rate, we will consider the following factors: expected mortality and persistency experience; expected investment earnings; and expected operating expenses. We will consider the same factors when we determine the actual cost of insurance; the deductions from premiums for premium load; administrative charges; and whenever changes are made to any of these charges. We will not try to recover any losses in earlier years by increasing your charges in later years.

Adjustments to flexible factors will be by class and be determined by us from time to time based on future expectations for such factors. Any change will be determined in accordance with procedures and standards on file with the Superintendent of Insurance of the state of New York.


OTHER PROVISIONS OF THE POLICY

POLICYOWNER RIGHTS

Unless otherwise restricted by a separate agreement, the policyowner may, until the earlier of life insured's death or when life insured reaches Attained Age 100:

        o   Vary the premiums paid under the Policy.

        o   Change the death benefit option.

        o   Change the premium allocation for future premiums.

        o   Transfer amounts between sub-accounts.

        o   Take loans and/or partial withdrawals.

        o   Surrender the contract.

        o   Transfer ownership to a new owner.

        o Name a contingent owner that will automatically become owner if the policyowner dies before the insured.

        o   Change or revoke a contingent owner.

        o   Change or revoke a beneficiary.

ASSIGNMENT OF RIGHTS

Manulife New York will not be bound by an assignment until it receives a copy of the assignment at its Service Office. Manulife New York assumes no responsibility for the validity or effects of any assignment.

BENEFICIARY

One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes
- primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policyowner during the life insured's lifetime by giving written notice to Manulife New York in a form satisfactory to Manulife New York. The change will take effect as of the date such notice is signed. If the life insured dies and there is no surviving beneficiary, the policyowner, or the policyowner's estate if the policyowner is the life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the life insured, we will pay the insurance benefit as if the beneficiary had died before the life insured.

CONVERSION PRIVILEGE

You may convert your Policy, at any Policy Anniversary, to a fixed paid-up benefit, without evidence of insurability. The Death Benefit, Policy Value, other values based on the Policy Value and the Investment Account values will be determined as of the Business Day on which we receive the written request for conversion. The basis for determining the Policy Value will be the Commissioners 1980 Standard Ordinary Smoker or Non-Smoker Mortality Table and an interest rate of 4% per year. The Flexible Premium Variable Life coverage cannot be reinstated after the date of the conversion. After the date of the conversion, no further Monthly Deductions will be taken from Policy Value.

INCONTESTABILITY

Manulife New York will not contest the validity of a Policy after it has been in force during the life insured's lifetime for two years from the Issue Date. It will not contest the validity of an increase in Face Amount or the addition of a Supplementary Benefit, after such increase or addition which requires evidence of insurability has been in force during the lifetime of the life insured for two years. If a Policy has been reinstated and been in force during the lifetime of the life insured for less than two years from the reinstatement date, we can contest any misrepresentation of a fact material to the reinstatement.

MISSTATEMENT OF AGE OR SEX

If the stated age or sex, or both, of the life insured in the Policy are incorrect, Manulife New York will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

     SUICIDE EXCLUSION

     If the life insured dies by suicide within two years after the Issue Date, the Policy will terminate and we will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

     If the life insured dies by suicide within two years after an applied for increase in Face Amount takes effect, we will credit the amount of any Monthly Deductions taken for the increase and reduce the Face Amount to what it was prior to the increase. If the life insured's death is by suicide, the Death Benefit for that increase will be limited to the Monthly Deductions taken for the increase.

     We reserve the right to obtain evidence of the manner and cause of death of the life insured.

     SUPPLEMENTARY BENEFITS

     A death benefit guarantee supplementary benefit will be included as part of the policy when it is issued. Subject to certain requirements, one or more supplementary benefits may also be added to a Policy, including those providing accidental death coverage, waiving monthly deductions upon disability, and, in the case of corporate-owned policies, permitting a change of the life insured( a taxable event). More detailed information concerning these supplementary benefits may be obtained from an authorized agent of Manulife New York. The cost, if any, for supplementary benefits will be deducted as part of the monthly deduction.

     TAX TREATMENT OF THE POLICY

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). No representation is made as to the likelihood of continuation of the present Federal income tax laws nor of the current interpretations by the IRS. Manulife New York does not make any guarantee regarding the tax status of any Policy or any transaction regarding the Policies.

     The Policies may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of such Policies in any such arrangement, the value of which depends in part on the tax consequences, is contemplated, a qualified tax advisor should be consulted for advice on the tax attributes of the particular arrangement.

     LIFE INSURANCE QUALIFICATION

     There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Code, and thereby to enjoy the tax benefits of such a contract:

          -    The Policy must satisfy the definition of life insurance under
               Section 7702 of the Code.

          - The investments of the Separate Account must be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.

          - The Policy must be a valid life insurance contract under applicable state law.

          - The Policyowner must not possess "incidents of ownership" in the assets of the Separate Account.

     These four items are discussed in detail below.

     DEFINITION OF LIFE INSURANCE

     Section 7702 of the Code sets forth a definition of a life insurance contract for Federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium Test. By limiting cash value at any time to the net single premium that would be required in order to fund future benefits under the Policy, the Cash Value Accumulation Test in effect requires a minimum death benefit for a given Policy Value. The Guideline Premium Test also requires a minimum death benefit, but in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.

     With respect to a Policy that is issued on the basis of a standard rate class, we believe (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5,
     1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

     With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

     The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

     If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, we reserve the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

     DIVERSIFICATION

     Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under
     Section 7702 of the Code (discussed above). The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Trust's assets are to be invested. We believe that the Separate Account will thus meet the diversification requirement, and we will monitor continued compliance with the requirement.

     STATE LAW

     A policy must qualify as a valid life insurance contract under New York State laws. State regulations require that the policyowner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for Federal tax purposes.

     INVESTOR CONTROL

     In certain circumstances, owners of variable life insurance policies may be considered the owners, for Federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

     The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policy has many more portfolios to which policyowners may allocate premium payments and policy values than were available in the policies described in the rulings. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury has stated it expects to issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

     TAX TREATMENT OF POLICY BENEFITS

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes. We believe that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes.

     Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, partial withdrawal, surrender, or an assignment of the Policy may have Federal income tax consequences. In addition, Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary.

     DEATH BENEFIT

     The death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

     CASH VALUES

     Generally, the policyowner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. This includes additions attributable to interest, dividends, appreciation or gains realized on transfers among sub-accounts.

     INVESTMENT IN THE POLICY

     Investment in the Policy means:

- the aggregate amount of any premiums or other consideration paid for a Policy; minus

- the aggregate amount, other than loan amounts, received under the Policy which has been excluded from the gross income of the policyowner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract ("MEC"), to the extent such amount has been excluded from gross income, will be disregarded); plus

- the amount of any loan from, or secured by a Policy that is a MEC to the extent that such amount has been included in the gross income of the policyowner.

     The repayment of a policy loan, or the payment of interest on a loan, does not affect the Investment in the Policy.

     SURRENDER OR LAPSE

     Upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of Policy Debt exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

     If, at the time of surrender or lapse, a Policy has a loan, the loan is extinguished and the amount of the loan is a deemed payment to the policyholder. If the amount of this deemed payment exceeds the investment in the contract, the excess is taxable income and is subject to IRS reporting requirements.

     DISTRIBUTIONS

     The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a MEC.

     DISTRIBUTIONS FROM NON-MEC'S

     A distribution from a non-MEC is generally treated as a tax-free recovery by the policyowner of the Investment in the Policy to the extent of such Investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the Investment in the Policy. Loans from, or secured by, a non-MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the policyowner.

     Force Outs

     An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyowner in order for the Policy to continue to comply with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Changes include partial withdrawals and death benefit option changes.

     DISTRIBUTIONS FROM MEC'S

     Policies classified as MEC's will be subject to the following tax rules:

- First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the Investment in the Policy at such time.

- Second, loans taken from or secured by such a Policy and assignments or pledges of any part of its value are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan.

- Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:


-    is made on or after the date on which the policyowner attains age 59-1/2;


-    is attributable to the policyowner becoming disabled; or

- is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary.

     These exceptions are not likely to apply in situations where the Policy is not owned by an individual.

     Definition of Modified Endowment Contracts

     Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," or "MEC" which applies to Policies entered into or materially changed after June 20, 1988.

     In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the "seven-pay premium limit." The seven-pay premium limit on any date is equal to the sum of the net level premiums that would have been paid on or before such date if the policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay premium").

     The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective policyowner should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a MEC.

     Material Changes

     A Policy that is not a MEC may become a MEC if it is "materially changed." If there is a material change to the Policy, the seven year testing period for MEC status is restarted. The material change rules for determining whether a Policy is a MEC are complex. In general, however, the determination of whether a Policy will be a MEC after a material change generally depends upon the relationship among the death benefit of the Policy at the time of such change, the Policy Value at the time of the change, and the additional premiums paid into the Policy during the seven years starting with the date on which the material change occurs.

     Reductions in Face Amount

     If there is a reduction in benefits during the first seven Policy Years, the seven-pay premium limit is recalculated as if the policy had been originally issued at the reduced benefit level. Failure to comply would result in classification as a MEC regardless of any efforts by Manulife New York to provide a payment schedule that will not violate the seven pay test.

     Exchanges

     A life insurance contract received in exchange for a MEC will also be treated as a MEC.

     Processing of Premiums


     If a premium which would cause the Policy to become a MEC is received within 23 days of the next Policy Anniversary, we will not apply the portion of the premium which would cause MEC status ("excess premium") to the Policy when received. The excess premium will be placed in a suspense account until the next anniversary date, at which point the excess premium, along with interest, earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. (Any amount that would still be excess premium on the next anniversary will be refunded to the policyowner. The policyowner will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. If the policyowner does not respond, the premium and interest will be applied to the Policy of the next anniversary.



     If a premium which would cause the Policy to become a MEC is received more than 23 days prior to the next Policy Anniversary, we will refund any excess premium to the policyowner. The portion of the premium which is not excess will be applied as of the date received. The policyowner will be advised of this action and will be offered the opportunity to return the premium and have it credited to the account as of the original date received.



     If in connection with the application or issue of the Policy, the policyowner acknowledges that the policy is or will become a MEC, excess premiums that would cause MEC status will be credited to the account as of the original date received.


     Multiple Policies

     All MEC's that are issued by Manulife New York (or its affiliates) to the same policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

     POLICY LOAN INTEREST

     Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. For policies purchased on or after January 1, 1996, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a Policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceed $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

     Furthermore, if a non-natural person owns a Policy, or is the direct or indirect beneficiary under a Policy, Section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed Policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.

     The portion of the interest expense that is allocable to unborrowed Policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed Policy cash values under such life insurance policies bear to the sum of such average on borrowed Policy cash values and the average adjusted bases for all other assets of the taxpayer.



     If the policyowner is an individual, and if the taxpayer is a business and is not the policyowner, but is the direct or indirect beneficiary under the Policy, then the amount of unborrowed cash value of the Policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed Policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the Policy.


     INTEREST ON POLICY LOANS AFTER YEAR 10

     Interest credited to amounts in the Loan Account at an effective annual rate of at least 4.00%. The actual rate credited is equal to the rate of the interest charged on the policy loan less than the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25%. The tax consequences associated with a loan interest credited differential of 0% are unclear. A tax advisor should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of the differential between the credit interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which we consider to be most likely to result in the transaction being treated as a loan under Federal tax law. We will only increase the loan interest 60 days after filing the change with the Superintendent of Insurance of the State of New York.

     POLICY EXCHANGES

     A policyowner generally will not recognize gain upon the exchange of a Policy for another life insurance policy covering the same life insured issued by Manulife New York or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of Policy indebtedness as a result of the exchange. The receipt of cash or forgiveness of indebtedness is treated as "boot" which is taxable up to the amount of the gain in the policy. In no event will the gain recognized exceed the amount by which the Policy Value (including any unpaid loans) exceeds the policyowner's Investment in the Policy.

     OTHER TRANSACTIONS

     A transfer of the Policy, a change in the owner, a change in the life insured, a change in the beneficiary, and certain other changes to the Policy, as well as particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax advisor. For instance, if the owner transfers the Policy or designates a new owner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the life insured may in certain circumstances be includible in taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums or other amounts subsequently paid by the transferee. Further, in such a case, if the consideration received exceeds the transferor's Investment in the Policy, the difference will be taxed to the transferor as ordinary income.

     Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the individual circumstances of each policyowner and beneficiary.


     ALTERNATIVE MINIMUM TAX



     Corporate owners may be subject to Alternative Minimum Tax on the annual increases in Cash Surrender Values and on the Death Benefit proceeds.


     INCOME TAX REPORTING

     In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

          -    the value each year of the life insurance protection provided;


          -    an amount equal to imputed interest on a deemed employer loan;


          -    an amount equal to any employer-paid premiums; or

          - some or all of the amount by which the current value exceeds the employer's interest in the Policy.

     Participants should consult with their tax adviser to determine the tax consequences of these arrangements.

     OTHER INFORMATION

     PAYMENT OF PROCEEDS

     As long as the Policy is in force, Manulife New York will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. We may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account we may delay payment during any period during which
     (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted, and (iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets or (iv) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

     REPORTS TO POLICYOWNERS

     Within 30 days after each Policy Anniversary, Manulife New York will send the policyowner a statement showing, among other things:

          -    the amount of death benefit;

          - the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

          - the value of the units in each Investment Account to which the Policy Value is allocated;

          - the Policy Debt and any loan interest charged since the last report;

          - the premiums paid and other Policy transactions made during the period since the last report; and

          -    any other information required by law.

     Each policyowner will also be sent an annual and a semi-annual report for the Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.

     DISTRIBUTION OF THE POLICIES


     Manulife Financial Securities LLC ("Manulife Securities"), whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108, acts as the principal underwriter of, and continuously offers, the Policies pursuant to an Underwriting and Distribution Agreement with Manulife New York. Manulife Securities is an indirect wholly-owned subsidiary of MFC. Manulife Securities is registered as a broker-dealer under the Securities Exchange Act of 1934, is a member of the National Association of Securities Dealers and is duly appointed and licensed as an insurance agent of Manulife New York. Manulife Securities is a Delaware limited liability company, the managing member of which is Manulife USA. Manulife USA in its capacity as managing member is authorized to act on behalf of Manulife Securities. The Policies will be sold by registered representatives of broker-dealers having distribution agreements with Manulife Securities who are also licensed by the New York State Insurance Department and appointed with Manulife New York.


     A registered representative will receive commissions not to exceed 99% of premiums in the first year. A registered representative will receive commissions which are normally 2% of all premiums paid in the second year and after, and after the second anniversary 0.15% of the Net Policy Value per year.


     RESPONSIBILITIES ASSUMED BY MANULIFE NEW YORK, MANULIFE USA AND MANULIFE SECURITIES



     We have entered into an agreement with Manulife Securities pursuant to which Manulife Securities will pay selling broker dealers commission and expense allowance payments subject to limitations imposed by New York Insurance Law. We will prepare and maintain all books and records required to be prepared and maintained by Manulife Securities with respect to the Policies, and send all confirmations required to be sent by Manulife Securities with respect to the Policies. We will pay Manulife Securities for expenses incurred and services performed under the terms of the agreement in such amounts and at such times as agreed to by the parties.


     Manulife USA has entered into a Service Agreement with us pursuant to which Manulife USA or its designee will provide to us all issue, administrative, general services and recordkeeping functions on our behalf with respect to all of our insurance policies including the Policies.

     Finally, we may, from time to time at our sole discretion, enter into one or more reinsurance agreements with other life insurance companies, under which policies issued by us may be automatically reinsured, such that our total amount at risk under a policy would be limited for the life of the insured.

     VOTING RIGHTS

     As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio of the Trust. Manulife New York is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, Manulife New York will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by Manulife New York in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable Federal securities laws or regulations change so as to permit Manulife New York to vote shares held in the Separate Account in its own right, it may elect to do so.

     The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by Manulife New York, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

     Manulife New York may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, Manulife New York itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that Manulife New York reasonably disapproves such changes in accordance with applicable Federal regulations. If Manulife New York does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

     SUBSTITUTION OF PORTFOLIO SHARES

     Although we believe it to be unlikely, it is possible that in the judgment of our management, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, we may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and the Superintendent of Insurance of the state of New York may be required.

     We also reserve the right to create new separate accounts, combine other separate accounts with the Separate Account, to establish additional sub-accounts within the Separate Account, to combine sub-accounts or to transfer assets in one sub-account to another sub-account, to eliminate existing sub-accounts and stop accepting new allocations and transfers into the corresponding fund, to operate the Separate Account as a management investment company or other form permitted by law, to transfer assets from this Separate Account to another separate account and from another separate account to this Separate Account, and to de-register the Separate Account under the 1940 Act. We would make the change only if permissible under applicable Federal and New York state law.

     RECORDS AND ACCOUNTS

     The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of Manulife New York.

     All records and accounts relating to the Separate Account and the Portfolios will be maintained by us. All financial transactions will be handled by us. All reports required to be made and information required to be given will be provided by us.

     STATE REGULATIONS

     We are subject to the laws of the State of New York governing insurance companies and to the regulation of the New York Insurance Department. Regulation by the New York Insurance Department includes periodic examination of our financial position and operations, including contract liabilities and reserves. Regulation by supervisory agencies includes licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulation of the type and amounts of permitted investments. Our books and accounts are subject to review by the New York Insurance Department and other supervisory agencies at all times, and we file annual statements with these agencies.

     LITIGATION

     No litigation is pending that would have a material effect upon the Separate Account or the Trust.

                              INDEPENDENT AUDITORS

     The consolidated financial statements of The Manufacturers Life Insurance Company of New York at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001 and the financial statements of Separate Account B of The Manufacturers Life Insurance Company of New York at December 31, 2001, and for each of the two years in the period ended December 31, 2001, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


     FURTHER INFORMATION

     A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.

     For further information you may also contact Manulife New York's Home Office, the address and telephone number of which are on the first page of the prospectus.


     OFFICERS AND DIRECTORS



     Our Officers and Directors, together with their principal occupations during the past five years, are as follows:



NAME, AGE AND PRINCIPAL        POSITION WITH
BUSINESS ADDRESS                 COMPANY        PRINCIPAL OCCUPATION
-----------------------------------------------------------------------------------------------------------------------
Bruce Avedon                    Director*       Director, Manulife New York, March 1992 to present; Consultant
Age: 73                                         (self-employed) September 1983 to present.
6601 Hitching Post Lane
Cincinnati, OH 45230

-----------------------------------------------------------------------------------------------------------------------
Thomas Borshoff                 Director*       Director, Manulife New York, February 1999 to present; Self-employed,
Age: 55                                         Real Estate Owner/Manager; Chief Executive Officer and Chairman, First
536 Stone Road                                  Federal Savings and Loan of Rochester, 1983 to 1997.
Pittsford, NY  14534

-----------------------------------------------------------------------------------------------------------------------
James R. Boyle                  Director*       Director, Manulife New York, August 1999 to present; President, U.S.
Age: 43                                         Annuities, Manulife Financial, July 1999 to present; President,
500 Boylston Street                             Manulife North America, July 1999 to present; Treasurer, Manufacturers
Boston, MA  02116                               Investment Trust, June 1998 to present; Vice President, Institutional
                                                Markets, Manulife Financial, May
                                                1998 to July 1999; Vice
                                                President, Administration and
                                                Chief Administrative Officer,
                                                Manulife North America,
                                                September 1996 to May 1998; Vice
                                                President, Chief Financial
                                                Officer and Chief Administrative
                                                Officer, Manulife North America,
                                                August 1994 to September 1996.

-----------------------------------------------------------------------------------------------------------------------
Robert A. Cook                  Director*       Director, Manulife New York, February 1999 to present; President, U.S.
Age: 47                                         Insurance, Manulife Financial, January 1999 to present; Vice President,
73 Tremont Street                               U.S. Insurance, Manulife Financial, 1995 to December 1998.
Boston, MA 02108

-----------------------------------------------------------------------------------------------------------------------
John D. DesPrez III            Director*        Manulife USA, January 1999 to
Age: 45                        and President,   present; Director, Manulife
73 Tremont Street                               Chairman of the Wood Logan, October 1996 to
Boston, MA 02108                                present; Director, September 1996 to
                                                Board of present and Chairman of the Board, January
                                                1999 to present, of Manulife
                                                Directors North America; President, Manulife
                                                North America, September 1996 to
                                                December 1998; President, MIT
                                                September 1996 to present;
                                                Senior Vice President, U.S.
                                                Annuities, Manulife USA,
                                                September 1996 to December 1998;
                                                Vice President, Mutual Funds,
                                                Manulife Financial, January 1995
                                                to September 1996; Director,
                                                MWL, December 1995 to present;
                                                Director, Wood Logan
                                                Distributors, March 1993 to
                                                present; President, North
                                                American Funds, March 1993 to
                                                September 1996; Director,
                                                Manulife New York, March 1992 to
                                                present;

-----------------------------------------------------------------------------------------------------------------------
Ruth Ann Fleming             Director*          Director, Manulife New York, March 1992 to present; Attorney,
Age: 43                                         consulting services and pro bono activities.
205 Highland Avenue
Short Hills, NJ 07078
-----------------------------------------------------------------------------------------------------------------------

NAME, AGE AND PRINCIPAL      POSITION WITH
BUSINESS ADDRESS              COMPANY          PRINCIPAL OCCUPATION
-----------------------------------------------------------------------------------------------------------------------
James D. Gallagher           Director* and      President, Manufacturers Investment Trust, February 2001 to Present,
Age: 47                      President          President, The Manufacturers Life Insurance Company of New York, August
73 Tremont Street                               1999 to Present, Executive Vice President, Secretary and Chief Legal
Boston, MA 02108                                Counsel, The Manufacturers Life Insurance Company (USA), January 1997
                                                to present; Secretary and
                                                General Counsel, Manufacturers
                                                Adviser Corporation, January
                                                1997 to present; Vice President,
                                                Chief Legal Officer and
                                                Government Relations-U.S.
                                                Operations, The Manufacturers
                                                Life Insurance Company, January
                                                1996 to present; Vice President,
                                                Secretary and General Counsel,
                                                The Manufacturers Life Insurance
                                                Company of North America, 1994
                                                to present.

-----------------------------------------------------------------------------------------------------------------------
David W. Libbey              Treasurer          Senior Vice President, Treasurer and Chief Financial Officer, U.S.
Age: 55                                         Annuites, Manulife USA, December 1997 to present; Treasurer, Manulife
500 Boylston Street                             New York, November 1997 to present; Vice President, Finance, Manulife
Boston, MA  02116                               North America, June 1997 to December 1997; Vice President, Finance,
                                                Annuities, Manulife Financial,
                                                June 1997 to present; Vice
                                                President & Actuary, Paul Revere
                                                Insurance Group, June 1970 to
                                                March 1997.

-----------------------------------------------------------------------------------------------------------------------
Neil M. Merkl, Esq.          Director*          Director, Manulife New York, December 1995 to present; Attorney
Age:  71                                        (self-employed), April 1994 to present; Attorney, Wilson Elser, 1979 to
35-35 161st Street                              1994.
Flushing, NY 11358

-----------------------------------------------------------------------------------------------------------------------
James P. O'Malley            Director*          Senior Vice President, U.S. Pensions, Manulife
Age:56                                          Financial, January 1999  to present; Director, Manulife New York,
200 Bloor Street East                           November 1998 to present; Director, ManAmerica, November 1998 to
Toronto, Ontario                                present; Vice President, Systems New Business Pensions,
Canada M4W 1E5                                  Manulife Financial, 1984 to December 1998.

-----------------------------------------------------------------------------------------------------------------------
Bradford J. Race Jr.         Director*          Director, Manulife New York, February 2002 to present; Secretary to the
Age:                                            Governor, Chief of Staff and Senior Policy Advisor to the Governor of
136 East 64th Street                            the State of New York, George E. Pataki, 1995-February 2002; Partner,
New York, NY  10021                             Seward & Kissel - Law Firm, 1981-1994, Attorney, Dewey Ballantine,
                                                1970-1981, 2002-Present.

-----------------------------------------------------------------------------------------------------------------------
Kim Ciccarelli               Secretary and      Secretary and Counsel, Manulife New York, November 2001 to Present;
Age: 32                      Counsel            Assistant Counsel, Manulife U.S.A., November 1999 to Present; Paralegal,
73 Tremont Street                               Manulife U.S.A., March 1995-October 1999.
Boston, MA 02108

-----------------------------------------------------------------------------------------------------------------------


John Ostler                  Appointed          Appointed Actuary, Manulife New York, November 2000 to present;
Age: 48                      Actuary            Executive Vice President and Chief Financial Officer, Manulife USA,
200 Bloor Street East                           October 1, 2000 to present; Vice President and Corporate Actuary, The
Toronto, Ontario                                Manufacturers Life Insurance Company, March 1998 to September 2000;
Canada M4W 1E5                                  Vice President & CFO U.S. Individual Insurance, The Manufacturers Life
                                                Insurance Company, 1992 to March 1998; Vice President, U.S. Insurance
                                                Products, The Manufacturers Life Insurance Company, 1990-1992;
                                                Assistant Vice President & Pricing Actuary , U.S. Insurance, The
                                                Manufacturers Life Insurance Company, 1988-1990.

-----------------------------------------------------------------------------------------------------------------------


*Each Director is elected to serve until the next annual meeting of shareholders or until his or her successor is elected and qualified.

     ILLUSTRATIONS

     The tables set forth in Appendix A illustrate the way in which a Policy's Death Benefit, Policy Value, and Cash Surrender Value could vary over an extended period of time.

     FINANCIAL STATEMENTS

     Our financial statements included herein should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon our ability to meet our obligations under the Policies.

     APPENDIX A SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS


     The following tables have been prepared to help show how values under the Policy change with investment performance. The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of given age would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions.


     The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by shares of the Manufacturers Investment Trust are deducted from the gross return. The illustrations reflect a simple average of those Portfolios' current expenses, which is approximately 0.937% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -0.933%, 5.012% and 10.956%. The illustrations reflect the current expense reimbursements in effect for the Lifestyle Trust and Index Trusts. In the absence of such expense reimbursements, the average of the Portfolio's current expenses would have been 1.019% per annum and the gross annual rates of return of 0%, 6% and 12% would have corresponded to approximate net annual rates of return of -1.014%, 4.926% and 10.865%. The expense reimbursements for certain portfolios of the Trust (which are described in the "Trust Annual Expense" table) are expected to remain in effect during the fiscal year ended December 31, 2002. Were the expense reimbursements to terminate, the average of the Portfolios' current expenses would be higher and the approximate net annual rates of return would be lower.


     The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for Federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

     There are two tables shown for each combination of age and death benefit option for a Policy issued to a male non-smoker, one based on current cost of insurance charges assessed by Manulife New York and the other based on the maximum cost of insurance charges based on the 1980 Commissioners Smoker Distinct Mortality Tables. Current cost of insurance charges are not guaranteed and may be changed. Upon request, Manulife New York will furnish a comparable illustration based on the proposed life insured's issue age, sex (unless unisex rates are required by law, or are requested) and risk classes, any additional ratings and the death benefit option, face amount and planned premium requested. Illustrations for smokers would show less favorable results than the illustrations shown below.

     From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, Manulife New York may include Cash Surrender Values and Death Benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

     The Policies have been offered to the public only since approximately May 2000. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     Male Non-Smoker Issue Age 35 (Standard)
                   $500,000 Face Amount Death Benefit Option 1
                          $2,260 Annual Planned Premium
                            ASSUMING CURRENT CHARGES



                               0% Hypothetical              6% Hypothetical                         12% Hypothetical
                             Gross Investment Return      Gross Investment Return               Gross Investment Return
End Of
Policy     Accumulated              Cash                             Cash                                 Cash
Year(1)      Premiums   Policy    Surrender    Death      Policy    Surrender      Death        Policy   Surrender         Death
               (2)       Value     Value(3)    Benefit     Value     Value(3)     Benefit       Value     Value(3)        Benefit

  1            2,373     1,019          0      500,000     1,110          0       500,000       1,201            0         500,000
  2            4,865     2,200          0      500,000     2,452          0       500,000       2,715            0         500,000
  3            7,481     3,336          0      500,000     3,823          0       500,000       4,354          143         500,000
  4           10,228     4,404        788      500,000     5,204      1,588       500,000       6,110        2,494         500,000
  5           13,112     5,426      2,404      500,000     6,614      3,592       500,000       8,015        4,992         500,000
  6           16,141     6,377      3,949      500,000     8,029      5,602       500,000      10,057        7,629         500,000
  7           19,321     7,258      5,425      500,000     9,450      7,617       500,000      12,251       10,418         500,000
  8           22,660     8,092      6,854      500,000    10,899      9,660       500,000      14,637       13,398         500,000
  9           26,166     8,921      8,277      500,000    12,418     11,774       500,000      17,276       16,632         500,000
 10           29,847     9,736      9,687      500,000    14,004     13,954       500,000      20,187       20,137         500,000
 15           51,206    12,938     12,938      500,000    22,517     22,517       500,000      39,763       39,763         500,000
 20           78,466    13,824     13,824      500,000    30,924     30,924       500,000      69,968       69,968         500,000
 25          113,256    11,015     11,015      500,000    37,731     37,731       500,000     117,031      117,031         500,000
 30          157,659     1,282      1,282      500,000    39,006     39,006       500,000     190,616      190,616         500,000
 35          214,330     0 (4)      0 (4)        0 (4)    27,347     27,347       500,000     309,354      309,354         500,000
 40          286,658                                       0 (4)      0 (4)         0 (4)     513,243      513,243         549,170
 45          378,968                                                                          858,167      858,167         901,076
 50          496,783                                                                        1,417,197    1,417,197       1,488,057
 55          647,147                                                                        2,310,776    2,310,776       2,426,315
 60          839,054                                                                        3,773,311    3,773,311       3,811,044
 65        1,083,982                                                                        6,280,249    6,280,249       6,280,249



(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.



(2)         Assumes net interest of 5% compounded annually.



(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 17 Policy Years. Provided the Death Benfit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.



(4) In the absence of additional premium payments, the Policy will lapse.



The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     Male Non-Smoker Issue Age 35 (Standard)
                   $500,000 Face Amount Death Benefit Option 1
                          $2,260 Annual Planned Premium
                            ASSUMING MAXIMUM CHARGES



                               0% Hypothetical              6% Hypothetical                         12% Hypothetical
                             Gross Investment Return      Gross Investment Return               Gross Investment Return
End Of
Policy     Accumulated              Cash                             Cash                                 Cash
Year(1)      Premiums   Policy    Surrender    Death      Policy    Surrender      Death        Policy   Surrender      Death
               (2)       Value     Value(3)    Benefit     Value     Value(3)     Benefit       Value     Value(3)     Benefit

  1            2,373     1,019          0      500,000      1,110         0       500,000        1,201          0      500,000
  2            4,865     2,029          0      500,000      2,274         0       500,000        2,532          0      500,000
  3            7,481     2,970          0      500,000      3,435         0       500,000        3,944          0      500,000
  4           10,228     3,838        221      500,000      4,587       970       500,000        5,439      1,822      500,000
  5           13,112     4,624      1,602      500,000      5,719     2,696       500,000        7,016      3,994      500,000
  6           16,141     5,326      2,898      500,000      6,825     4,398       500,000        8,679      6,251      500,000
  7           19,321     5,930      4,096      500,000      7,891     6,058       500,000       10,421      8,588      500,000
  8           22,660     6,437      5,198      500,000      8,914     7,675       500,000       12,252     11,014      500,000
  9           26,166     6,834      6,190      500,000      9,878     9,234       500,000       14,167     13,523      500,000
 10           29,847     7,124      7,075      500,000     10,781    10,732       500,000       16,175     16,125      500,000
 15           51,206     7,054      7,054      500,000     14,540    14,540       500,000       28,656     28,656      500,000
 20           78,466     2,088      2,088      500,000     13,869    13,869       500,000       43,767     43,767      500,000
 25          113,256     0 (4)      0 (4)        0 (4)      2,920     2,920       500,000       59,042     59,042      500,000
 30          157,659                                        0 (4)     0 (4)         0 (4)       68,425     68,425      500,000
 35          214,330                                                                            54,985     54,985      500,000
 40          286,658                                                                             0 (4)      0 (4)        0 (4)



(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.



(2)         Assumes net interest of 5% compounded annually.



(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 17 Policy Years. Provided the Death Benfit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.



(4) In the absence of additional premium payments, the Policy will lapse.



The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     Male Non-Smoker Issue Age 35 (Standard)
                   $500,000 Face Amount Death Benefit Option 2
                          $3,070 Annual Planned Premium
                            ASSUMING CURRENT CHARGES



                               0% Hypothetical              6% Hypothetical                         12% Hypothetical
                             Gross Investment Return      Gross Investment Return               Gross Investment Return
End Of
Policy     Accumulated              Cash                             Cash                                 Cash
Year(1)      Premiums   Policy    Surrender    Death      Policy    Surrender      Death        Policy   Surrender      Death
               (2)       Value     Value(3)    Benefit     Value     Value(3)     Benefit       Value     Value(3)     Benefit

 1            3,224       1,761         0      501,761      1,896         0       501,896        2,032            0     502,032
 2            6,608       3,670         0      503,670      4,055         0       504,055        4,458            0     504,458
 3           10,162       5,519       932      505,519      6,277     1,690       506,277        7,100        2,513     507,100
 4           13,894       7,287     3,348      507,287      8,541     4,602       508,541        9,957        6,018     509,957
 5           17,812       8,995     5,703      508,995     10,869     7,577       510,869       13,070        9,778     513,070
 6           21,926      10,618     7,973      510,618     13,238    10,593       513,238       16,439       13,794     516,439
 7           26,246      12,157    10,161      512,157     15,648    13,652       515,648       20,089       18,092     520,089
 8           30,782      13,637    12,288      513,637     18,125    16,776       518,125       24,071       22,722     524,071
 9           35,544      15,098    14,397      515,098     20,713    20,012       520,713       28,465       27,763     528,465
10           40,545      16,534    16,480      516,534     23,410    23,356       523,410       33,301       33,248     533,301
15           69,558      22,959    22,959      522,959     38,606    38,606       538,606       66,410       66,410     566,410
20          106,588      26,794    26,794      526,794     55,181    55,181       555,181      118,381      118,381     618,381
25          153,848      26,675    26,675      526,675     71,832    71,832       571,832      199,856      199,856     699,856
30          214,166      19,526    19,526      519,526     84,757    84,757       584,757      325,911      325,911     825,911
35          291,148         531       531      500,531     87,001    87,001       587,001      519,160      519,160   1,019,160
40          389,398       0 (4)     0 (4)        0 (4)     64,873    64,873       564,873      811,503      811,503   1,311,503
45          514,793                                         0 (4)     0 (4)         0 (4)    1,248,589    1,248,589   1,748,589
50          674,833                                                                          1,897,293    1,897,293   2,397,293
55          879,089                                                                           2,859,613    2,859,613   3,359,613
60        1,139,777                                                                           4,308,389    4,308,389   4,808,389
65        1,472,488                                                                           6,529,814    6,529,814   7,029,814



(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.



(2)         Assumes net interest of 5% compounded annually.



(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 17 Policy Years. Provided the Death Benfit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.



(4) In the absence of additional premium payments, the Policy will lapse.



The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     Male Non-Smoker Issue Age 35 (Standard)
                   $500,000 Face Amount Death Benefit Option 2
                          $3,070 Annual Planned Premium
                            ASSUMING MAXIMUM CHARGES



                               0% Hypothetical              6% Hypothetical                         12% Hypothetical
                             Gross Investment Return      Gross Investment Return               Gross Investment Return
End Of
Policy     Accumulated              Cash                             Cash                                 Cash
Year(1)      Premiums   Policy    Surrender    Death      Policy    Surrender      Death        Policy   Surrender      Death
               (2)       Value     Value(3)    Benefit     Value     Value(3)     Benefit       Value     Value(3)     Benefit


 1          3,224       1,761          0       501,761     1,896          0      501,896       2,032           0      502,032
 2          6,608       3,497          0       503,497     3,877          0      503,877       4,275           0      504,275
 3         10,162       5,151        564       505,151     5,887      1,300      505,887       6,688       2,101      506,688
 4         13,894       6,718      2,778       506,718     7,920      3,981      507,920       9,282       5,342      509,282
 5         17,812       8,189      4,897       508,189     9,968      6,676      509,968      12,064       8,773      512,064
 6         21,926       9,561      6,917       509,561    12,026      9,381      512,026      15,050      12,406      515,050
 7         26,246      10,821      8,825       510,821    14,078     12,082      514,078      18,243      16,247      518,243
 8         30,782      11,972     10,623       511,972    16,126     14,777      516,126      21,666      20,316      521,666
 9         35,544      12,999     12,297       512,999    18,153     17,452      518,153      25,324      24,622      525,324
10         40,545      13,905     13,851       513,905    20,159     20,105      520,159      29,242      29,188      529,242
15         69,558      17,053     17,053       517,053    30,559     30,559      530,559      55,129      55,129      555,129
20        106,588      15,110     15,110       515,110    38,047     38,047      538,047      91,677      91,677      591,677
25        153,848       4,460      4,460       504,460    37,361     37,361      537,361     140,756     140,756      640,756
30        214,166       0 (4)      0 (4)         0 (4)    19,640     19,640      519,640     202,953     202,953      702,953
35        291,148                                          0 (4)      0 (4)        0 (4)     272,884     272,884      772,884
40        389,398                                                                            334,102     334,102      834,102
45        514,793                                                                            343,839     343,839      843,839
50        674,833                                                                            226,330     226,330      726,330
55        879,089                                                                              0 (4)       0 (4)        0 (4)



(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.


(2)         Assumes net interest of 5% compounded annually.


(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 17 Policy Years. Provided the Death Benfit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.



(4) In the absence of additional premium payments, the Policy will lapse.



The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     Male Non-Smoker Issue Age 55 (Standard)
                   $500,000 Face Amount Death Benefit Option 1
                          $7,940 Annual Planned Premium
                            ASSUMING CURRENT CHARGES



                               0% Hypothetical              6% Hypothetical                         12% Hypothetical
                             Gross Investment Return      Gross Investment Return               Gross Investment Return
End Of
Policy     Accumulated              Cash                             Cash                                 Cash
Year(1)      Premiums   Policy    Surrender    Death      Policy    Surrender      Death        Policy   Surrender      Death
               (2)       Value     Value(3)    Benefit     Value     Value(3)     Benefit       Value     Value(3)     Benefit


 1            8,337      4,231         0      500,000      4,571          0       500,000        4,913           0      500,000
 2           17,091      8,258       144      500,000      9,201      1,087       500,000       10,188       2,074      500,000
 3           26,282     12,228     5,118      500,000     14,042      6,932       500,000       16,019       8,909      500,000
 4           35,934     15,971     9,864      500,000     18,929     12,823       500,000       22,285      16,179      500,000
 5           46,067     19,668    14,566      500,000     24,049     18,947       500,000       29,224      24,122      500,000
 6           56,708     23,073    18,975      500,000     29,161     25,062       500,000       36,653      32,554      500,000
 7           67,880     26,208    23,113      500,000     34,286     31,191       500,000       44,648      41,553      500,000
 8           79,611     29,155    27,063      500,000     39,507     37,416       500,000       53,359      51,267      500,000
 9           91,928     31,987    30,900      500,000     44,905     43,817       500,000       62,941      61,853      500,000
10          104,862     34,744    34,660      500,000     50,525     50,441       500,000       73,529      73,446      500,000
15          179,900     41,446    41,446      500,000     77,108     77,108       500,000      142,538     142,538      500,000
20          275,671     30,039    30,039      500,000     94,110     94,110       500,000      248,321     248,321      500,000
25          397,901      0 (4)     0 (4)        0 (4)     84,497     84,497       500,000      426,864     426,864      500,000
30          553,901                                        8,351      8,351       500,000      747,997     747,997      785,397
35          753,000                                        0 (4)      0 (4)         0 (4)    1,263,796   1,263,796    1,326,986
40        1,007,108                                                                          2,106,144   2,106,144    2,127,206
45        1,331,420                                                                          3,549,012   3,549,012    3,549,012



(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.



(2)         Assumes net interest of 5% compounded annually.



(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 8 Policy Years. Provided the Death Benfit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.



(4) In the absence of additional premium payments, the Policy will lapse.



The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     Male Non-Smoker Issue Age 55 (Standard)
                   $500,000 Face Amount Death Benefit Option 1
                          $7,940 Annual Planned Premium
                            ASSUMING MAXIMUM CHARGES



                               0% Hypothetical              6% Hypothetical                         12% Hypothetical
                             Gross Investment Return      Gross Investment Return               Gross Investment Return
End Of
Policy     Accumulated              Cash                             Cash                                 Cash
Year(1)      Premiums   Policy    Surrender    Death      Policy    Surrender      Death        Policy   Surrender    Death
               (2)       Value     Value(3)    Benefit     Value     Value(3)     Benefit       Value     Value(3)   Benefit


 1           8,337       4,231         0      500,000      4,571          0       500,000        4,913        0      500,000
 2          17,091       7,088         0      500,000      7,995          0       500,000        8,947      833      500,000
 3          26,282       9,504     2,394      500,000     11,165      4,055       500,000       12,986    5,876      500,000
 4          35,934      11,453     5,347      500,000     14,039      7,933       500,000       17,004   10,898      500,000
 5          46,067      12,885     7,782      500,000     16,547     11,445       500,000       20,945   15,842      500,000
 6          56,708      13,746     9,648      500,000     18,617     14,518       500,000       24,748   20,649      500,000
 7          67,880      13,980    10,885      500,000     20,164     17,069       500,000       28,343   25,248      500,000
 8          79,611      13,501    11,410      500,000     21,076     18,984       500,000       31,626   29,535      500,000
 9          91,928      12,208    11,121      500,000     21,214     20,126       500,000       34,467   33,379      500,000
10         104,862       9,990     9,906      500,000     20,425     20,341       500,000       36,715   36,631      500,000
15         179,900       0 (4)     0 (4)        0 (4)      0 (4)      0 (4)         0 (4)       35,974   35,974      500,000
20         275,671                                                                               0 (4)    0 (4)        0 (4)



(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.



(2)         Assumes net interest of 5% compounded annually.



(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 8 Policy Years. Provided the Death Benfit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.



(4) In the absence of additional premium payments, the Policy will lapse.



The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     Male Non-Smoker Issue Age 55 (Standard)
                   $500,000 Face Amount Death Benefit Option 2
                         $11,575 Annual Planned Premium
                            ASSUMING CURRENT CHARGES



                               0% Hypothetical              6% Hypothetical                         12% Hypothetical
                             Gross Investment Return      Gross Investment Return               Gross Investment Return
End Of
Policy    Accumulated              Cash                               Cash                                 Cash
Year(1)   Premiums       Policy    Surrender    Death      Policy    Surrender      Death       Policy   Surrender      Death
             (2)         Value     Value(3)    Benefit     Value     Value(3)     Benefit       Value     Value(3)     Benefit


 1          12,154        7,538         0       507,538     8,076         0        508,076       8,617           0      508,617
 2          24,915       14,787     4,669       514,787    16,326     6,208        516,326      17,933       7,814      517,933
 3          38,315       21,900    13,034       521,900    24,909    16,043        524,909      28,176      19,310      528,176
 4          52,384       28,703    21,088       528,703    33,658    26,043        533,658      39,254      31,639      539,254
 5          67,157       35,384    29,021       535,384    42,768    36,405        542,768      51,444      45,081      551,444
 6          82,669       41,686    36,575       541,686    51,988    46,877        551,988      64,585      59,474      564,585
 7          98,956       47,633    43,773       547,633    61,338    57,479        561,338      78,790      74,931      578,790
 8         116,057       53,309    50,701       553,309    70,908    68,300        570,908      94,252      91,644      594,252
 9         134,014       58,796    57,440       558,796    80,785    79,429        580,785     111,179     109,823      611,179
10         152,869       64,137    64,032       564,137    91,023    90,918        591,023     129,762     129,657      629,762
15         262,260       83,461    83,461       583,461   143,642   143,642        643,642     251,301     251,301      751,301
20         401,875       82,562    82,562       582,562   187,976   187,976        687,976     427,803     427,803      927,803
25         580,063       47,531    47,531       547,531   204,749   204,749        704,749     676,167     676,167    1,176,167
30         807,481        0 (4)     0 (4)         0 (4)   162,349   162,349        662,349   1,015,585   1,015,585    1,515,585
35       1,097,730                                          6,022     6,022        506,022   1,461,326   1,461,326    1,961,326
40       1,468,170                                          0 (4)     0 (4)          0 (4)   2,031,253   2,031,253    2,531,253
45       1,940,956                                                                           2,780,481   2,780,481    3,280,481



(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.



(2)         Assumes net interest of 5% compounded annually.



(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 8 Policy Years. Provided the Death Benfit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.



(4) In the absence of additional premium payments, the Policy will lapse.



The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     Male Non-Smoker Issue Age 55 (Standard)
                   $500,000 Face Amount Death Benefit Option 2
                         $11,575 Annual Planned Premium
                            ASSUMING MAXIMUM CHARGES

                               0% Hypothetical              6% Hypothetical                         12% Hypothetical
                             Gross Investment Return      Gross Investment Return               Gross Investment Return
End Of
Policy    Accumulated              Cash                               Cash                                 Cash
Year(1)   Premiums       Policy    Surrender    Death      Policy    Surrender     Death       Policy   Surrender      Death
             (2)         Value     Value(3)    Benefit     Value     Value(3)     Benefit       Value     Value(3)     Benefit

  1       12,154          7,538           0    507,538      8,076         0       508,076      8,617           0      508,617
  2       24,915         13,599       3,481    513,599     15,100     4,982       515,100     16,669       6,551      516,669
  3       38,315         19,133      10,267    519,133     21,981    13,115       521,981     25,084      16,218      525,084
  4       52,384         24,115      16,501    524,115     28,679    21,065       528,679     33,862      26,248      533,862
  5       67,157         28,495      22,132    528,495     35,125    28,762       535,125     42,978      36,615      542,978
  6       82,669         32,223      27,112    532,223     41,245    36,134       541,245     52,401      47,289      552,401
  7       98,956         35,247      31,388    535,247     46,962    43,103       546,962     62,095      58,235      562,095
  8      116,057         37,488      34,881    537,488     52,165    49,557       552,165     71,992      69,384      571,992
  9      134,014         38,857      37,501    538,857     56,726    55,370       556,726     82,002      80,646      582,002
 10      152,869         39,259      39,155    539,259     60,505    60,401       560,505     92,022      91,918      592,022
 15      262,260         26,807      26,807    526,807     66,986    66,986       566,986    144,809     144,809      644,809
 20      401,875          0 (4)       0 (4)      0 (4)     27,219    27,219       527,219    177,554     177,554      677,554
 25      580,063                                            0 (4)     0 (4)         0 (4)    140,006     140,006      640,006
 30      807,481                                                                               0 (4)       0 (4)        0 (4)

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)         Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 8 Policy Years. Provided the Death Benfit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4) In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

APPENDIX B:  AUDITED FINANCIAL STATEMENTS

     THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
     SEPARATE ACCOUNT B

     Audited Financial Statements

     Years ended December 31, 2001 and 2000 with Report of Independent Auditors

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                          Audited Financial Statements

                     Years ended December 31, 2001 and 2000






                                    CONTENTS

Report of Independent Auditors..............................................................   1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity.............................................   2
Statements of Operations and Changes in Contract Owners' Equity.............................   4
Notes to Financial Statements...............................................................  21

                         Report of Independent Auditors

To the Contract Owners of
The Manufacturers Life Insurance Company of New York Separate Account B

We have audited the accompanying statement of assets and contract owners' equity of The Manufacturers Life Insurance Company of New York Separate Account B as of December 31, 2001, and the related statements of operations and changes in contract owners' equity for each of the periods presented herein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of New York Separate Account B at December 31, 2001, and the results of its operations and the changes in its contract owners' equity for each of the periods presented herein in conformity with accounting principles generally accepted in the United States.

                                                         /s/ Ernst and Young LLP


Philadelphia, Pennsylvania
February 1, 2002

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2001

ASSETS
Investments at fair value:
    Sub-Accounts:
        Aggressive Growth Trust - 15,712 shares (cost $305,709)                                             $   207,717
        All Cap Growth Trust - 6,763 shares (cost $144,608)                                                      99,760
        All Cap Value Trust - 11,358 shares (cost $137,106)                                                     143,220
        Balanced Trust - 358 shares (cost $5,297)                                                                 4,863
        Blue Chip Growth Trust - 10,382 shares (cost $167,087)                                                  164,347
        Capital Opportunities Trust - 90 shares (cost $993)                                                         966
        Diversified Bond Trust - 29,672 shares (cost $290,019)                                                  314,222
        Dynamic Growth Trust - 7,066 shares (cost $41,430)                                                       33,636
        Emerging Small Company Trust - 4,204 shares (cost $159,903)                                             109,547
        Equity Income Trust - 5,388 shares (cost $80,335)                                                        81,523
        Equity Index Trust - 611 shares (cost $10,097)                                                            8,561
        Financial Services Trust - 264 shares (cost $3,006)                                                       3,069
        Fundamental Value Trust - 383 shares (cost $4,433)                                                        4,491
        Global Bond Trust - 20 shares (cost $225)                                                                   229
        Global Equity Trust - 9,292 shares (cost $149,442)                                                      120,802
        Growth Trust - 23,042 shares (cost $492,806)                                                            321,442
        Growth and Income Trust - 18,897 shares (cost $544,420)                                                 451,836
        Health Sciences Trust - 3,544 shares (cost $47,866)                                                      47,988
        High Yield Trust - 5,354 shares (cost $53,167)                                                           52,896
        Income and Value Trust - 581 shares (cost $5,941)                                                         5,883
        International Small Cap Trust - 7,562 shares (cost $147,966)                                             85,451
        International Stock Trust - 11,999 shares (cost $165,880)                                               115,070
        International Value Trust - 773 shares (cost $8,383)                                                      8,148
        Internet Technologies Trust - 1,877 shares (cost $9,005)                                                  7,114
        Investment Quality Bond Trust - 5,257 shares (cost $62,122)                                              62,300
        Large Cap Growth Trust - 25,203 shares (cost $342,108)                                                  249,260
        Lifestyle Growth 820 Trust - 5,035 shares (cost $57,474)                                                 56,645
        Mid Cap Growth Trust - 8,294 shares (cost $83,555)                                                       86,836
        Mid Cap Index Trust - 2,459 shares (cost $29,937)                                                        31,519
        Mid Cap Opportunities Trust - 14 shares (cost $138)                                                         151
        Mid Cap Stock Trust - 2,429 shares (cost $26,642)                                                        26,164
        Mid Cap Value Trust - 264 shares (cost $3,157)                                                            3,450
        Money Market Trust - 73,998 shares (cost $739,983)                                                      739,983
        Overseas Trust - 2,818 shares (cost $30,422)                                                             24,125

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2001

ASSETS (CONTINUED)
Investments at fair value:
    Sub-Accounts:
        Pacific Rim Emerging Markets Trust - 113 shares (cost $877)                                                 753
        Quantitative Equity Trust - 14,764 shares (cost $368,667)                                               253,939
        Real Estate Securities Trust - 429 shares (cost $6,241)                                                   6,654
        Science and Technology Trust - 9,965 shares (cost $252,516)                                             127,852
        Small Cap Index Trust - 823 shares (cost $8,465)                                                          9,282
        Small Company Blend Trust - 1,095 shares (cost $11,663)                                                  12,026
        Small Company Value Trust - 7,225 shares (cost $96,590)                                                  99,712
        Strategic Bond Trust - 29,821 shares (cost $310,167)                                                    320,278
        Strategic Opportunities Trust - 15,118 shares (cost $244,159)                                           191,095
        Telecommunications Trust - 165 shares (cost $1,345)                                                       1,309
        Total Return Trust - 5,542 shares (cost $77,209)                                                         76,920
        Total Stock Market Index Trust - 1,897 shares (cost $18,512)                                             18,572
        U.S. Government Securities Trust - 11,244 shares (cost $155,346)                                        154,261
        U.S. Large Cap Value Trust - 2,874 shares (cost $34,913)                                                 36,239
        Value Trust - 4,559 shares (cost $74,350)                                                                75,081
        500 Index Trust - 6,963 shares (cost $67,776)                                                            68,304
                                                                                                            -----------
Total assets                                                                                                $ 5,125,491
                                                                                                            ===========

CONTRACT OWNERS' EQUITY
Variable life contracts                                                                                     $ 5,125,491
                                                                                                            ===========


See accompanying notes.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity



                                                                              SUB-ACCOUNT
                                                       ------------------------------------------------------------
                                                           AGGRESSIVE GROWTH                    ALL CAP GROWTH
                                                                TRUST                             TRUST
                                                       ------------------------------------------------------------
                                                       YEAR ENDED    YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                       DEC. 31/01    DEC. 31/00        DEC. 31/01      DEC. 31/00
                                                       ------------------------------------------------------------

Income:
    Net investment income (loss) during the year       $      --       $      --       $   6,099       $      --

    Net realized gain (loss) during the year             (13,806)          5,567         (14,072)          2,738

    Unrealized appreciation (depreciation) during
        the year                                         (64,410)        (33,582)        (21,996)        (22,851)
                                                       ------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                           (78,217)        (28,015)        (29,969)        (20,113)
                                                       ------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                              20,730         354,225          23,683         153,600
    Transfer on terminations                             (40,354)        (22,142)        (18,298)         (8,424)
    Transfer on policy loans                                  --              --              --              --
    Net interfund transfers                                1,490              --            (719)             --
                                                       ------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                               (18,134)        332,083           4,666         145,176
                                                       ------------------------------------------------------------
Total increase (decrease) in assets                      (96,351)        304,068         (25,303)        125,063

Assets beginning of year                                 304,068              --         125,063              --
                                                       ------------------------------------------------------------
Assets end of year                                     $ 207,717       $ 304,068       $  99,760       $ 125,063
                                                       ============================================================


* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.


See accompanying notes.

                                                                         SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
  ALL CAP                                                                 BLUE CHIP                 CAPITAL APPRECI-  CAPITAL OPPOR-
VALUE TRUST                   BALANCED TRUST                            GROWTH TRUST                ATION TRUST       TUNITIES TRUST
------------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED        YEAR ENDED            YEAR ENDED           YEAR ENDED           YEAR ENDED      PERIOD ENDED      PERIOD ENDED
DEC. 31/01*         DEC. 31/01            DEC. 31/00           DEC. 31/01           DEC. 31/00      DEC. 31/01*       DEC. 31/01*
------------------------------------------------------------------------------------------------------------------------------------
$      18           $      39           $      --           $   2,766           $      20           $      --         $      --
       61                 (66)                  9              (3,821)                 55                  95               (20)

    6,114                (374)                (61)             (3,215)                475                  --               (27)
------------------------------------------------------------------------------------------------------------------------------------

    6,193                (401)                (52)             (4,270)                550                  95               (47)
------------------------------------------------------------------------------------------------------------------------------------

  139,664               3,716               2,200             143,359              28,060                  --                --
   (2,637)               (500)               (174)            (12,623)             (3,004)                (95)             (212)
       --                  --                  --                  --                  --                  --                --
       --                  74                  --              10,653               1,622                  --             1,225
------------------------------------------------------------------------------------------------------------------------------------

  137,027               3,290               2,026             141,389              26,678                 (95)            1,013
------------------------------------------------------------------------------------------------------------------------------------
  143,220               2,889               1,974             137,119              27,228                  --               966

       --               1,974                  --              27,228                  --                  --                --
------------------------------------------------------------------------------------------------------------------------------------
$ 143,220           $   4,863           $   1,974           $ 164,347           $  27,228           $      --         $     966
====================================================================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)


                                                                              SUB-ACCOUNT
                                                       ------------------------------------------------------------
                                                         DIVERSIFIED BOND TRUST           DYNAMIC GROWTH TRUST
                                                       ------------------------------------------------------------
                                                       YEAR ENDED      YEAR ENDED      YEAR ENDED      PERIOD ENDED
                                                       DEC. 31/01      DEC. 31/00      DEC. 31/01      DEC. 31/00**
                                                       ------------------------------------------------------------
Income:
    Net investment income (loss) during the year       $  18,942       $      --       $      51       $      --
    Net realized gain (loss) during the year               5,776           2,441         (10,501)           (131)
    Unrealized appreciation (depreciation) during
        the year                                          (1,519)         25,722          (4,568)         (3,225)
                                                       ------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                            23,199          28,163         (15,018)         (3,356)
                                                       ------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                               3,969         325,738          28,637          31,704
    Transfer on terminations                             (56,293)        (10,554)         (6,677)         (2,685)
    Transfer on policy loans                                  --              --              --              --
    Net interfund transfers                                   --              --              94             937
                                                       ------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                               (52,324)        315,184          22,054          29,956
                                                       ------------------------------------------------------------
Total increase (decrease) in assets                      (29,125)        343,347           7,036          26,600

Assets beginning of year                                 343,347              --          26,600              --
                                                       ------------------------------------------------------------
Assets end of year                                     $ 314,222       $ 343,347       $  33,636       $  26,600
                                                       ============================================================


* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                                                                SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
          EMERGING SMALL                                                                                                 FINANCIAL
          COMPANY TRUST                        EQUITY INCOME TRUST                    EQUITY INDEX TRUST              SERVICES TRUST
------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED         PERIOD ENDED
DEC. 31/01          DEC. 31/00          DEC. 31/01          DEC. 31/00          DEC. 31/01          DEC. 31/00         DEC. 31/01*
------------------------------------------------------------------------------------------------------------------------------------

$   4,759           $      --           $     811           $      --           $     148           $      --          $       1
   (7,522)              3,715                (276)                 36                (396)                 25                (13)

  (30,741)            (19,615)                451                 737                (966)               (571)                63
------------------------------------------------------------------------------------------------------------------------------------

  (33,504)            (15,900)                986                 773              (1,214)               (546)                51
------------------------------------------------------------------------------------------------------------------------------------

   18,570             171,053              77,598               7,841               5,000               8,721              1,055
  (20,666)            (10,101)             (8,186)             (1,292)             (2,100)             (1,300)              (280)
       --                  --                  --                  --                  --                  --                 --
       95                  --               3,803                  --                  --                  --              2,243
------------------------------------------------------------------------------------------------------------------------------------

   (2,001)            160,952              73,215               6,549               2,900               7,421              3,018
------------------------------------------------------------------------------------------------------------------------------------
  (35,505)            145,052              74,201               7,322               1,686               6,875              3,069

  145,052                  --               7,322                  --               6,875                  --                 --
------------------------------------------------------------------------------------------------------------------------------------
$ 109,547           $ 145,052           $  81,523           $   7,322           $   8,561           $   6,875          $   3,069
====================================================================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)



                                                                          SUB-ACCOUNT
                                                       ----------------------------------------------------------
                                                       FUNDAMENTAL     GLOBAL
                                                       VALUE TRUST     BOND TRUST        GLOBAL EQUITY TRUST
                                                       ----------------------------------------------------------
                                                       PERIOD ENDED    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                       DEC. 31/01*     DEC. 31/01      DEC. 31/01      DEC. 31/00
                                                       ----------------------------------------------------------

Income:
    Net investment income (loss) during the year       $      --       $      --       $  24,594       $      --
    Net realized gain (loss) during the year                  --               2          (6,860)             53
    Unrealized appreciation (depreciation) during
        the year                                              57               4         (41,893)         13,254
                                                       ----------------------------------------------------------
Net increase (decrease) in assets from
    operations                                                57               6         (24,159)         13,307
                                                       ----------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                                  --             288          22,331         138,000
    Transfer on terminations                                 (52)            (65)         (9,263)         (7,232)
    Transfer on policy loans                                  --              --              --              --
    Net interfund transfers                                4,486              --         (12,182)             --
                                                       ----------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                 4,434             223             886         130,768
                                                       ----------------------------------------------------------
Total increase (decrease) in assets                        4,491             229         (23,273)        144,075

Assets beginning of year                                      --              --         144,075              --
                                                       ----------------------------------------------------------
Assets end of year                                     $   4,491       $     229       $ 120,802       $ 144,075
                                                       ==========================================================


* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.


See accompanying notes.

                                                          SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
                                       GROWTH AND INCOME            HEALTH                                                INCOME &
         GROWTH TRUST                       TRUST                SCIENCES TRUST           HIGH YIELD TRUST              VALUE TRUST
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED     PERIOD ENDED        YEAR ENDED      YEAR ENDED          YEAR ENDED
DEC. 31/01       DEC. 31/00       DEC. 31/01      DEC. 31/00     DEC. 31/01*         DEC. 31/01      DEC. 31/00          DEC. 31/01
-----------------------------------------------------------------------------------------------------------------------------------
$      --        $      --       $  23,704      $      35        $      --           $     543       $       2           $      --
  (23,730)           1,672         (18,532)           869                6                (244)            (38)                (29)

  (52,413)        (118,951)        (58,002)       (34,597)             122                 (68)           (202)                (59)
-----------------------------------------------------------------------------------------------------------------------------------

  (76,143)        (117,279)        (52,830)       (33,693)             128                 231            (238)                (88)
-----------------------------------------------------------------------------------------------------------------------------------

   45,985          495,790         104,284        528,869           46,563              52,624           4,122               3,675
  (42,797)         (34,745)        (57,850)       (28,253)            (946)             (3,007)         (1,035)               (487)
       --               --              --             --               --                  --              --                  --
   50,631               --          (8,963)            --            2,243                 199              --               2,783
-----------------------------------------------------------------------------------------------------------------------------------

   53,819          461,045          37,471        500,616           47,860              49,816           3,087               5,971
-----------------------------------------------------------------------------------------------------------------------------------
  (22,324)         343,766         (15,359)       466,923           47,988              50,047           2,849               5,883

  343,766               --         467,195            272               --               2,849              --                  --
-----------------------------------------------------------------------------------------------------------------------------------
$ 321,442        $ 343,766       $ 451,836      $ 467,195        $  47,988           $  52,896       $   2,849           $   5,883
===================================================================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)



                                                                                 SUB-ACCOUNT
                                                       ----------------------------------------------------------
                                                          INTERNATIONAL SMALL CAP           INTERNATIONAL STOCK
                                                                  TRUST                          TRUST
                                                       ----------------------------------------------------------
                                                       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                       DEC. 31/01      DEC. 31/00      DEC. 31/01      DEC. 31/00
                                                       ----------------------------------------------------------
Income:
    Net investment income (loss) during the year       $      --       $      --       $   6,031       $      --
    Net realized gain (loss) during the year             (11,193)           (540)         (7,881)            919
    Unrealized appreciation (depreciation) during
        the year                                         (27,214)        (35,301)        (31,446)        (19,364)
                                                       ----------------------------------------------------------
Net increase (decrease) in assets from
    operations                                           (38,407)        (35,841)        (33,296)        (18,445)
                                                       ----------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                              17,697         163,807          17,838         179,836
    Transfer on terminations                             (16,152)         (5,494)        (22,654)         (8,455)
    Transfer on policy loans                                  --              --              --              --
    Net interfund transfers                                 (784)            625             246              --
                                                       ----------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                   761         158,938          (4,570)        171,381
                                                       ----------------------------------------------------------
Total increase (decrease) in assets                      (37,646)        123,097         (37,866)        152,936

Assets beginning of year                                 123,097              --         152,936              --
                                                       ----------------------------------------------------------
Assets end of year                                     $  85,451       $ 123,097       $ 115,070       $ 152,936
                                                       ==========================================================


** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.


See accompanying notes.

                                           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
      INTERNATIONAL VALUE             INTERNET TECHNOLOGIES         INVESTMENT QUALITY BOND
           TRUST                             TRUST                            TRUST
-----------------------------------------------------------------------------------------------
YEAR ENDED       YEAR ENDED       YEAR ENDED       PERIOD ENDED     YEAR ENDED       YEAR ENDED
DEC. 31/01       DEC. 31/00       DEC. 31/01       DEC. 31/00**     DEC. 31/01       DEC. 31/00
-----------------------------------------------------------------------------------------------
$    101         $     --         $     --         $     --         $     32         $     --
    (101)             (18)          (1,542)            (214)              57                2

    (322)              88             (870)          (1,021)             154               24
-----------------------------------------------------------------------------------------------

    (322)              70           (2,412)          (1,235)             243               26
-----------------------------------------------------------------------------------------------

   6,709            2,242            8,670            4,347           63,089              342
  (1,452)            (391)          (1,842)          (1,039)          (3,696)             (60)
      --               --               --               --               --               --
   1,292               --               --              625            2,356               --
-----------------------------------------------------------------------------------------------

   6,549            1,851            6,828            3,933           61,749              282
-----------------------------------------------------------------------------------------------
   6,227            1,921            4,416            2,698           61,992              308

   1,921               --            2,698               --              308               --
-----------------------------------------------------------------------------------------------
$  8,148         $  1,921         $  7,114         $  2,698         $ 62,300         $    308
===============================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)



                                                                               SUB-ACCOUNT
                                                         ---------------------------------------------------
                                                                    LARGE CAP              LIFESTYLE GROWTH
                                                                  GROWTH TRUST                820 TRUST
                                                         ---------------------------------------------------
                                                         YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                         DEC. 31/01        DEC. 31/00        DEC. 31/01
                                                         ---------------------------------------------------

Income:
    Net investment income (loss) during the year         $  11,436         $      --         $      --
    Net realized gain (loss) during the year               (15,176)            2,400              (281)
    Unrealized appreciation (depreciation) during
        the year                                           (49,602)          (43,246)             (829)
                                                         ---------------------------------------------------
Net increase (decrease) in assets from
    operations                                             (53,342)          (40,846)           (1,110)
                                                         ---------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                                41,727           355,956            62,339
    Transfer on terminations                               (46,805)          (17,339)           (4,584)
    Transfer on policy loans                                    --                --                --
    Net interfund transfers                                  9,909                --                --
                                                         ---------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                   4,831           338,617            57,755
                                                         ---------------------------------------------------
Total increase (decrease) in assets                        (48,511)          297,771            56,645

Assets beginning of year                                   297,771                --                --
                                                         ---------------------------------------------------
Assets end of year                                       $ 249,260         $ 297,771         $  56,645
                                                         ===================================================


* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                               SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
  MID CAP       MID CAP INDEX                              MID CAP               MID CAP STOCK
GROWTH TRUST        TRUST                            OPPORTUNITIES TRUST            TRUST
-----------------------------------------------------------------------------------------------------
PERIOD ENDED     YEAR ENDED          PERIOD ENDED        PERIOD ENDED     YEAR ENDED       YEAR ENDED
DEC. 31/01*      DEC. 31/01          DEC. 31/00**        DEC. 31/01*      DEC. 31/01       DEC. 31/00
-----------------------------------------------------------------------------------------------------
$     --         $    195            $     --            $     --         $     --         $     --
      47              (72)                 --                   3             (316)              15

   3,280            1,578                   4                  13             (652)             174
-----------------------------------------------------------------------------------------------------

   3,327            1,701                   4                  16             (968)             189
-----------------------------------------------------------------------------------------------------

  84,254            8,783               1,775                 185           17,623           14,481
    (745)          (1,872)                (33)                (50)          (3,078)            (980)
      --               --                  --                  --           (2,654)              --
      --           21,161                  --                  --            1,551               --
-----------------------------------------------------------------------------------------------------

  83,509           28,072               1,742                 135           13,442           13,501
-----------------------------------------------------------------------------------------------------
  86,836           29,773               1,746                 151           12,474           13,690

      --            1,746                  --                  --           13,690               --
-----------------------------------------------------------------------------------------------------
$ 86,836         $ 31,519            $  1,746            $    151         $ 26,164         $ 13,690
=====================================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)



                                                                         SUB-ACCOUNT
                                                         -----------------------------------------------
                                                           MID CAP                 MONEY MARKET
                                                         VALUE TRUST                  TRUST
                                                         -----------------------------------------------
                                                         PERIOD ENDED      YEAR ENDED        YEAR ENDED
                                                         DEC. 31/01*       DEC. 31/01        DEC. 31/00
                                                         -----------------------------------------------
Income:
    Net investment income (loss) during the year         $       8         $  16,703         $   5,232
    Net realized gain (loss) during the year                     1                --                --
    Unrealized appreciation (depreciation) during
        the year                                               293                --                --
                                                         -----------------------------------------------
Net increase (decrease) in assets from
    operations                                                 302            16,703             5,232
                                                         -----------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                                 2,471           745,601           245,912
    Transfer on terminations                                  (461)          (49,951)          (10,047)
    Transfer on policy loans                                    --                --                --
    Net interfund transfers                                  1,138          (202,450)          (11,017)
                                                         -----------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                   3,148           493,200           224,848
                                                         -----------------------------------------------
Total increase (decrease) in assets                          3,450           509,903           230,080

Assets beginning of year                                        --           230,080                --
                                                         -----------------------------------------------
Assets end of year                                       $   3,450         $ 739,983         $ 230,080
                                                         ===============================================



* Reflects the period from commencement of operations May 1, 2001 thorough December 31, 2001.

See accompanying notes.

                                                              SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
                                          PACIFIC RIM EMERGING             QUANTITATIVE EQUITY                  REAL ESTATE
         OVERSEAS TRUST                     MARKETS TRUST                          TRUST                       SECURITIES TRUST
------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED      YEAR ENDED       YEAR ENDED
DEC. 31/01        DEC. 31/00        DEC. 31/01        DEC. 31/00       DEC. 31/01        DEC. 31/00      DEC. 31/01       DEC. 31/00
------------------------------------------------------------------------------------------------------------------------------------

$   1,444         $      --         $       2         $      --        $  43,657         $     277       $      86        $      --
   (1,593)                1               (35)             (129)         (17,358)            3,469              80               13

   (5,009)           (1,287)              (90)              (34)        (104,731)          (10,022)             30              383
------------------------------------------------------------------------------------------------------------------------------------

   (5,158)           (1,286)             (123)             (163)         (78,432)           (6,276)            196              396
------------------------------------------------------------------------------------------------------------------------------------

   20,395            17,042               495               659           32,322           357,658           4,556            2,459
   (4,865)           (2,097)             (142)               27          (47,352)          (17,682)           (694)            (199)
       --                --                --                --               --                --              --               --
       94                --                --                --           10,597             2,823             (60)              --
------------------------------------------------------------------------------------------------------------------------------------

   15,624            14,945               353               686           (4,433)          342,799           3,802            2,260
------------------------------------------------------------------------------------------------------------------------------------
   10,466            13,659               230               523          (82,865)          336,523           3,998            2,656

   13,659                --               523                --          336,804               281           2,656               --
------------------------------------------------------------------------------------------------------------------------------------

$  24,125         $  13,659         $     753         $     523        $ 253,939         $ 336,804       $   6,654        $   2,656
====================================================================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)



                                                                                     SUB-ACCOUNT
                                                      ---------------------------------------------------------------------------
                                                              SCIENCE AND             SMALL CAP                SMALL COMPANY
                                                            TECHNOLOGY TRUST          INDEX TRUST               BLEND TRUST
                                                      ---------------------------------------------------------------------------
                                                       YEAR ENDED     YEAR ENDED      PERIOD ENDED     YEAR ENDED      YEAR ENDED
                                                       DEC. 31/01     DEC. 31/00      DEC. 31/01*      DEC. 31/01      DEC. 31/00
                                                      ---------------------------------------------------------------------------

Income:
    Net investment income (loss) during the year       $   6,660      $      44       $     147        $      27       $     214
    Net realized gain (loss) during the year             (17,387)         1,705             (55)          (1,050)            (59)
    Unrealized appreciation (depreciation) during
        the year                                         (59,994)       (64,670)            817            1,327            (964)
                                                      ---------------------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                           (70,721)       (62,921)            909              304            (809)
                                                      ---------------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                              60,328        234,337           8,560           10,106           3,136
    Transfer on terminations                             (26,197)       (19,138)           (847)          (1,973)           (835)
    Transfer on policy loans                              (2,654)            --              --               --              --
    Net interfund transfers                               12,307          2,511             660            1,472             625
                                                      ---------------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                43,784        217,710           8,373            9,605           2,926
                                                      ---------------------------------------------------------------------------
Total increase (decrease) in assets                      (26,937)       154,789           9,282            9,909           2,117

Assets beginning of year                                 154,789             --              --            2,117              --
                                                      ---------------------------------------------------------------------------
Assets end of year                                     $ 127,852      $ 154,789       $   9,282        $  12,026       $   2,117
                                                      ===========================================================================


* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                                SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
         SMALL COMPANY                                                      STRATEGIC OPPORTUNITIES
         VALUE TRUST                     STRATEGIC BOND TRUST                     TRUST
----------------------------------------------------------------------------------------------------
YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
DEC. 31/01        DEC. 31/00        DEC. 31/01        DEC. 31/00        DEC. 31/01        DEC. 31/00
----------------------------------------------------------------------------------------------------
$      15         $      --         $  25,508         $      --         $  25,151         $      61
      333                55             2,843             1,855            (9,166)            1,089

    2,687               435            (7,997)           18,108           (43,829)           (9,234)
----------------------------------------------------------------------------------------------------

    3,035               490            20,354            19,963           (27,844)           (8,084)
----------------------------------------------------------------------------------------------------

   99,052             5,000             6,436           330,616            62,550           203,801
   (5,427)           (1,078)          (56,422)          (11,023)          (30,035)          (10,415)
   (2,654)               --                --                --                --                --
    1,294                --            10,354                --             1,122                --
----------------------------------------------------------------------------------------------------

   92,265             3,922           (39,632)          319,593            33,637           193,386
----------------------------------------------------------------------------------------------------
   95,300             4,412           (19,278)          339,556             5,793           185,302

    4,412                --           339,556                --           185,302                --
----------------------------------------------------------------------------------------------------
$  99,712         $   4,412         $ 320,278         $ 339,556         $ 191,095         $ 185,302
====================================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)


                                                                                SUB-ACCOUNT
                                                         -------------------------------------------------------------------
                                                         TELECOMMUNI-                                        TOTAL STOCK
                                                         CATIONS TRUST        TOTAL RETURN TRUST          MARKET INDEX TRUST
                                                         -------------------------------------------------------------------
                                                         PERIOD ENDED     YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                         DEC. 31/01*      DEC. 31/01       DEC. 31/00       DEC. 31/01**
                                                         -------------------------------------------------------------------
Income:
    Net investment income (loss) during the year         $     --         $    549         $     --         $    149
    Net realized gain (loss) during the year                  (27)             106                7               30
    Unrealized appreciation (depreciation) during
        the year                                              (36)            (355)              66               60
                                                         -------------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                                (63)             300               73              239
                                                         -------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                                1,536           69,888              212           11,463
    Transfer on terminations                                 (164)          (4,657)            (273)            (890)
    Transfer on policy loans                                   --               --               --               --
    Net interfund transfers                                    --           10,128            1,249            7,760
                                                         -------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                  1,372           75,359            1,188           18,333
                                                         -------------------------------------------------------------------
Total increase (decrease) in assets                         1,309           75,659            1,261           18,572

Assets beginning of year                                       --            1,261               --               --
                                                         -------------------------------------------------------------------
Assets end of year                                       $  1,309         $ 76,920         $  1,261         $ 18,572
                                                         ===================================================================


* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                                                    SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
        U.S. GOVERNMENT                     U.S. LARGE CAP
        SECURITIES TRUST                     VALUE TRUST                      VALUE TRUST
---------------------------------------------------------------------------------------------------
YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED
DEC. 31/01        DEC. 31/00        DEC. 31/01        DEC. 31/00       DEC. 31/01        DEC. 31/00
---------------------------------------------------------------------------------------------------
$     238         $      --         $     129         $      --         $     806         $      --
       78                --              (448)               (2)              638                54

   (1,161)               77             1,400               (75)             (632)            1,363
---------------------------------------------------------------------------------------------------

     (845)               77             1,081               (77)              812             1,417
---------------------------------------------------------------------------------------------------

  153,668             4,203            34,117             8,797            71,669             9,068
   (5,117)              (16)           (5,164)           (1,770)           (8,419)           (1,551)
       --                --                --                --            (2,654)               --

    2,291                --              (745)               --             4,739                --
---------------------------------------------------------------------------------------------------

  150,842             4,187            28,208             7,027            65,335             7,517
---------------------------------------------------------------------------------------------------
  149,997             4,264            29,289             6,950            66,147             8,934

    4,264                --             6,950                --             8,934                --
---------------------------------------------------------------------------------------------------
$ 154,261         $   4,264         $  36,239         $   6,950         $  75,081         $   8,934
===================================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)


                                                                   SUB-ACCOUNT
                                                         -------------------------------
                                                                  500 INDEX TRUST                            TOTAL
                                                         ------------------------------------------------------------------------
                                                         YEAR ENDED          PERIOD ENDED        YEAR ENDED          YEAR ENDED
                                                         DEC. 31/01          DEC. 31/00**        DEC. 31/01          DEC. 31/00
                                                         ------------------------------------------------------------------------
Income:
    Net investment income (loss) during the year         $       518         $         1         $   222,067         $     5,886
    Net realized gain (loss) during the year                    (357)                 --            (173,771)             27,633
    Unrealized appreciation (depreciation) during
        the year                                                 531                  (3)           (596,039)           (357,966)
                                                         ------------------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                                   692                  (2)           (547,743)           (324,447)
                                                         ------------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                                  27,334                 701           2,493,192           4,396,310
    Transfer on terminations                                  (5,691)               (143)           (640,786)           (240,972)
    Transfer on policy loans                                      --                  --             (10,616)                 --
    Net interfund transfers                                   45,413                  --                  --                  --
                                                         ------------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                    67,056                 558           1,841,790           4,155,338
                                                         ------------------------------------------------------------------------
Total increase (decrease) in assets                           67,748                 556           1,294,047           3,830,891

Assets beginning of year                                         556                  --           3,831,444                 553
                                                         ------------------------------------------------------------------------
Assets end of year                                       $    68,304         $       556         $ 5,125,491         $ 3,831,444
                                                         ========================================================================


** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.


See accompanying notes.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                          Notes to Financial Statements

                                December 31, 2001

1. ORGANIZATION

The Manufacturers Life Insurance Company of New York Separate Account B (the Account) is a separate account established by The Manufacturers Life Insurance Company of New York (the Company). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and has sixty investment sub-accounts. Each investment sub-account invests solely in shares of a particular Manufacturers Investment Trust (Trust) portfolio. The Trust is an open-end management investment company, commonly known as a mutual fund, which is not offered to the public but sold only to insurance companies and their separate accounts as the underlying investment medium for variable contracts. The Account is a funding vehicle for single premium and variable universal life contracts (the Contracts) issued by the Company. The Company is a wholly owned subsidiary of The Manufacturers Life Insurance Company of North America (MNA). MNA is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company (Manulife Financial), a Canadian life insurance company. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, the following sub-accounts of the Account have been renamed as follows:

            PREVIOUS NAME                               NEW NAME                                  EFFECTIVE DATE
            -------------                               --------                                  --------------

         Mid Cap Blend Trust                  Strategic Opportunities Trust                         May 1, 2001
        Mid Cap Growth Trust                      All Cap Growth Trust                              May 2, 2000

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)



1. ORGANIZATION (CONTINUED)

The following sub-accounts of the Account were added as investment options for variable universal life insurance contract holders of the Company:

                                                       COMMENCEMENT OF OPERATIONS OF THE SUB-ACCOUNTS
                                                       ----------------------------------------------
All Cap Value Trust                                                     May 1, 2001
Capital Appreciation Trust                                              May 1, 2001
Capital Opportunities Trust                                             May 1, 2001
Dynamic Growth Trust                                                    May 2, 2000
Financial Services Trust                                                May 1, 2001
Fundamental Value Trust                                                 May 1, 2001
Health Sciences Trust                                                   May 1, 2001
International Index Trust                                               May 2, 2000
Internet Technologies Trust                                             May 2, 2000
Mid Cap Growth Trust                                                    May 1, 2001
Mid Cap Index Trust                                                     May 2, 2000
Mid Cap Opportunities Trust                                             May 1, 2001
Mid Cap Value Trust                                                     May 1, 2001
Quantitative Mid Cap Trust                                              May 1, 2001
Small Cap Index Trust                                                   May 2, 2000
Strategic Growth Trust                                                  May 1, 2001
Tactical Allocation Trust                                               May 2, 2000
Telecommunications Trust                                                May 1, 2001
Total Stock Market Index Trust                                          May 2, 2000
Utilities Trust                                                         May 1, 2001
500 Index Trust                                                         May 2, 2000

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES

Investments are made in the portfolios of the Trust and are valued at the reported net asset value of such portfolios which value their investment securities at fair value. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contract.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from these estimates.

3. CONTRACT CHARGES

The Company deducts certain charges from gross premium before placing the remaining net premiums in the sub-account. In the event of a surrender, surrender charges may be made by the Company to cover sales expenses and administrative expenses associated with underwriting and policy issue. Each month a deduction consisting of an administration charge, a charge for cost of insurance, a charge for mortality and expense risk and charges for supplementary benefits is deducted from the policy value.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

4. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2001 were as follows:

                                                                                               PURCHASES       SALES
                                                                                          ------------------------------
SUB-ACCOUNTS:
    Aggressive Growth Trust                                                               $       16,881     $    35,016
    All Cap Growth Trust                                                                          36,053          25,288
    All Cap Value Trust                                                                          138,408           1,363
    Balanced Trust                                                                                 3,752             424
    Blue Chip Growth Trust                                                                       157,309          13,155
    Capital Appreciation Trust                                                                     4,994           5,089
    Capital Opportunities Trust                                                                    1,223             210
    Diversified Bond Trust                                                                        22,546          55,927
    Dynamic Growth Trust                                                                          31,905           9,800
    Emerging Small Company Trust                                                                  21,162          18,404
    Equity Income Trust                                                                           87,607          13,581
    Equity Index Trust                                                                             5,148           2,101
    Financial Services Trust                                                                       3,239             220
    Fundamental Value Trust                                                                        4,486              53
    Global Bond Trust                                                                                281              58
    Global Equity Trust                                                                           57,685          32,205
    Growth Trust                                                                                  89,048          35,229
    Growth and Income Trust                                                                      130,120          68,945
    Health Sciences Trust                                                                         47,945              85
    High Yield Trust                                                                              51,456           1,096
    Income and Value Trust                                                                         6,352             382
    International Small Cap Trust                                                                 16,269          15,508
    International Stock Trust                                                                     23,001          21,540
    International Value Trust                                                                      7,946           1,295
    Internet Technologies Trust                                                                    7,832           1,004
    Investment Quality Bond Trust                                                                 63,298           1,517
    Large Cap Growth Trust                                                                        59,280          43,012
    Lifestyle Growth 820 Trust                                                                    60,959           3,203
    Mid Cap Growth Trust                                                                          84,014             506
    Mid Cap Index Trust                                                                           29,418           1,151
    Mid Cap Opportunities Trust                                                                      198              63
    Mid Cap Stock Trust                                                                           15,489           2,048
    Mid Cap Value Trust                                                                            3,552             395
    Money Market Trust                                                                           730,320         220,417
    Overseas Trust                                                                                21,507           4,438
    Pacific Rim Emerging Markets Trust                                                               494             139
    Quantitative Equity Trust                                                                     84,125          44,901

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

4. PURCHASES AND SALES OF INVESTMENTS (CONT'D)

                                                                                                PURCHASES         SALES
                                                                                              ---------------------------
SUB-ACCOUNTS:
    Real Estate Securities Trust                                                                   4,524             636
    Science and Technology Trust                                                                  68,955          18,511
    Small Cap Index Trust                                                                          9,014             495
    Small Company Blend Trust                                                                     11,130           1,497
    Small Company Value Trust                                                                     95,657           3,377
    Strategic Bond Trust                                                                          38,238          52,362
    Strategic Opportunities Trust                                                                 85,236          26,447
    Telecommunications Trust                                                                       1,505             133
    Total Return Trust                                                                            79,327           3,419
    Total Stock Market Index Trust                                                                20,356           1,874
    U.S. Government Securities Trust                                                             153,764           2,684
    U.S. Large Cap Value Trust                                                                    32,919           4,582
    Value Trust                                                                                   79,952          13,812
    500 Index Trust                                                                               70,994           3,420
                                                                                              ---------------------------
Total                                                                                         $2,876,873        $813,017
                                                                                              ===========================


5. FINANCIAL HIGHLIGHTS

                                                                                  FOR THE YEAR ENDED
                                      AT DECEMBER 31, 2001                         DECEMBER 31, 2001
                                     -------------------------------------------------------------------
                                                                               INVESTMENT
                                                       UNIT         NET          INCOME         TOTAL
                                       UNITS           VALUE       ASSETS        RATIO*        RETURN**
                                     -------------------------------------------------------------------
SUB-ACCOUNTS:
    Aggressive Growth Trust           20,820        $    9.98     $207,717          --         -25.98%
    All Cap Growth Trust              10,175             9.80       99,760          --         -23.77%
    All Cap Value Trust+              11,356            12.61      143,220         0.04%         0.90%
    Balanced Trust                       613             7.93        4,863         2.19%       -10.20%
    Blue Chip Growth Trust            16,940             9.70      164,347          --         -14.60%
    Capital Opportunities Trust+          90            10.70          966          --         -14.40%
    Diversified Bond Trust            26,609            11.81      314,222         5.48%         7.09%
    Dynamic Growth Trust               7,054             4.77       33,636         0.17%       -40.24%
    Emerging Small Company Trust       8,455            12.96      109,547          --         -22.24%
    Equity Income Trust                7,078            11.52       81,523         1.64%         1.29%
    Equity Index Trust                   926             9.24        8,561         1.03%       -12.26%
    Financial Services Trust+            264            11.63        3,069         0.08%        -6.93%
    Fundamental Value Trust+             383            11.73        4,491          --          -6.16%
    Global Bond Trust                     24             9.53          229          --           0.53%
    Global Equity Trust               12,768             9.46      120,802         2.45%       -16.09%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONT'D)

                                          -----------------------------------------------------------------
                                                                                    INVESTMENT
                                                            UNIT       NET            INCOME       TOTAL
                                           UNITS            VALUE     ASSETS          RATIO*       RETURN**
                                          -----------------------------------------------------------------
SUB-ACCOUNTS:
Growth Trust                               41,935            7.66     321,442          --         -21.37%
Growth and Income Trust                    48,091            9.40     451,836           0.41%     -11.28%
Health Sciences Trust+                      3,544           13.54      47,988          --            8.32%
High Yield Trust                            5,731            9.23      52,896           9.19%     -5.48%
Income and Value Trust                        521           11.29       5,883           2.68%        0.98%
International Small Cap Trust               9,696            8.81      85,451          --         -31.10%
International Stock Trust                  13,999            8.22     115,070           0.20%     -21.54%
International Value Trust                     745           10.93       8,148           1.02%     -9.97%
Internet Technologies Trust                 1,877            3.79       7,114          --         -46.09%
Investment Quality Bond Trust               5,368           11.61      62,300           5.47%        7.33%
Large Cap Growth Trust                     29,100            8.57     249,260          --         -17.81%
Lifestyle Growth 820 Trust                  5,603           10.11      56,645           1.40%     -8.97%
Mid Cap Growth Trust+                       8,294           10.47      86,836          --         -16.24%
Mid Cap Index Trust                         2,395           13.16      31,519           0.85%     -1.73%
Mid Cap Opportunities Trust+                   14           10.59         151          --         -15.28%
Mid Cap Stock Trust                         2,429           10.77      26,164          --         -10.99%
Mid Cap Value Trust+                          264           13.09       3,450           0.74%        4.72%
Money Market Trust                         64,557           11.46     739,983           3.59%        3.59%
Overseas Trust                              2,812            8.58      24,152           0.27%     -21.09%
Pacific Rim Emerging Markets Trust             77            9.73         753           0.41%     -18.57%
Quantitative Equity Trust                  26,366            9.63     253,939           0.30%     -22.95%
Real Estate Securities Trust                  561           11.86       6,654           3.75%        3.15%
Science and Technology Trust               17,279            7.40     127,852          --         -41.25%
Small Cap Index Trust                         781           11.88       9,282           1.85%        1.41%
Small Company Blend Trust                     954           12.60      12,026          --         -2.30%
Small Company Value Trust                   8,232           12.11      99,712           0.17%        6.54%
Strategic Bond Trust                       27,510           11.64     320,278           7.96%        6.24%
Strategic Opportunities Trust              19,278            9.91     191,095           0.50%     -15.25%
Telecommunications Trust+                     165            7.93       1,309          --         -36.56%
Total Return Trust                          5,178           14.86      76,920           3.59%        8.28%
Total Stock Market Index Trust              1,864            9.96      18,572           0.92%     -11.41%
U.S. Government Securities Trust           12,983           11.88     154,261           4.75%        7.03%
U.S. Large Cap Value Trust                  2,818           12.86      36,239           0.38%     -2.55%
Value Trust                                 6,187           12.13      75,081           0.53%        3.42%
500 Index Trust                             6,896            9.91      68,304           0.84%     -12.37%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONT'D)

   * These ratios represent the dividends, excluding distributions of capital gains, distributed by the Trust portfolio, net of management fees and expenses assessed by the fund manager, divided by the average net assets of the respective Trust portfolio which approximates the ratio of dividends, excluding distribution of capital gains, received per unit from the underlying Trust portfolio, net of management fees and expenses assessed by the fund manager, divided by the average unit value. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reduction in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Trust portfolio in which the sub-accounts invest.

   ** These ratios represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction to unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the separate account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

+ Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

6. RELATED PARTY TRANSACTIONS

The Company has a formal service agreement with its affiliate, Manulife Financial which can be terminated by either party upon thirty days notice. Under this agreement, the Company pays for legal, actuarial, investment and certain other administrative services. The Company has an underwriting agreement with its affiliate, Manufacturers Securities Services LLC (MSS). MSS has an Administrative Services Agreement with Wood Logan for marketing services for the sale of variable universal life contracts.

7. SUBSEQUENT EVENT

Effective January 1, 2002, the parent company, MNA, was merged with and into The Manufacturers Life Insurance Company (U.S.A.) ("Manulife U.S.A."), an indirect parent company of MNY. Manulife U.S.A. will undertake all future operations of MNA.

Also, effective January 1, 2002, MSS is no longer the exclusive distributor of all Contracts issued by the Company This service will now be exclusively offered by Manulife Financial Securities LLC, a wholly owned subsidiary of Manulife U.S.A.

AUDITED FINANCIAL STATEMENTS

The Manufacturers Life Insurance Company of New York
Years ended December 31, 2001, 2000 and 1999

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                          AUDITED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                    CONTENTS

Report of Independent Auditors........................................1

Audited Financial Statements

Balance Sheets........................................................2
Statements of Income..................................................3
Statements of Changes in Shareholder's Equity.........................4
Statements of Cash Flows..............................................5
Notes to Financial Statements.........................................6

                         Report of Independent Auditors


The Board of Directors and Shareholder
The Manufacturers Life Insurance Company of New York

We have audited the accompanying balance sheets of The Manufacturers Life Insurance Company of New York ("the Company") as of December 31, 2001 and 2000, and the related statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of New York at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.


                                                      /s/ ERNST & YOUNG LLP


Boston, Massachusetts
February 28, 2002

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS

AS AT DECEMBER 31
ASSETS ($ thousands)                                                      2001             2000
---------------------------------------------------------------------------------------------------
INVESTMENTS:
   Fixed-maturity securities available-for-sale, at fair value
   (amortized cost: 2001,$110,293; 2000, $114,333)                   $   112,479       $   114,188
   Investment in unconsolidated affiliate                                    200               200
   Policy loans                                                            4,220             2,320
   Short-term investments                                                134,652            48,200
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                    $   251,551       $   164,908
---------------------------------------------------------------------------------------------------

Accrued investment income                                                  3,836             3,277
Deferred acquisition costs                                                88,825            59,605
Federal income tax recoverable from affiliates                             1,275             1,000
Other assets                                                                 596               518
Receivable for undelivered securities                                         --             6,700
Due from reinsurers                                                        4,154             1,338
Separate account assets                                                1,216,380         1,165,991
---------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                         $ 1,566,617       $ 1,403,337
===================================================================================================

LIABILITIES AND SHAREHOLDER'S EQUITY ($ thousands)
---------------------------------------------------------------------------------------------------
LIABILITIES:
   Policyholder liabilities and accruals                             $   238,377       $   129,889
   Payable to affiliates                                                   5,200             3,079
   Deferred income taxes                                                   6,009             6,129
   Cash overdraft                                                            672             1,312
   Other liabilities                                                       9,454             7,307
   Separate account liabilities                                        1,216,380         1,165,991
---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                    $ 1,476,092       $ 1,313,707
---------------------------------------------------------------------------------------------------
SHAREHOLDER'S EQUITY:
   Common stock                                                      $     2,000       $     2,000
   Additional paid-in capital                                             72,706            72,706
   Retained earnings                                                      15,466            15,435
   Accumulated other comprehensive income (loss)                             353              (511)
---------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDER'S EQUITY                                           $    90,525       $    89,630
---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                           $ 1,566,617       $ 1,403,337
===================================================================================================


The accompanying notes are an integral part of these financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF INCOME


FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                         2001            2000            1999
-------------------------------------------------------------------------------------------------------------
REVENUES:

     Fees from separate accounts and policyholder liabilities       $ 21,457        $ 19,151        $ 14,670
     Premiums                                                             43             258             175
     Net investment income                                            20,415          21,054          16,944
     Net realized investment gains (losses)                              730          (1,319)           (222)
-------------------------------------------------------------------------------------------------------------
TOTAL REVENUE                                                       $ 42,645        $ 39,144        $ 31,567
-------------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES:

     Policyholder benefits and claims                               $ 10,062        $ 10,336        $  6,613
     Amortization of deferred acquisition costs                       10,597           7,770           4,287
     Other insurance expenses                                         22,555          14,772          11,834
-------------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                         $ 43,214        $ 32,878        $ 22,734
-------------------------------------------------------------------------------------------------------------
(LOSS) INCOME BEFORE INCOME TAXES                                   $   (569)       $  6,266        $  8,833
-------------------------------------------------------------------------------------------------------------
INCOME TAX (BENEFIT) EXPENSE                                        $   (600)       $   (222)       $  3,095
-------------------------------------------------------------------------------------------------------------
NET INCOME                                                          $     31        $  6,488        $  5,738
=============================================================================================================


The accompanying notes are an integral part of these financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY


                                                                                 ACCUMULATED
                                                                                    OTHER             TOTAL
                                    COMMON        ADDITIONAL       RETAINED     COMPREHENSIVE     SHAREHOLDER'S
($ thousands)                        STOCK      PAID-IN CAPITAL    EARNINGS      INCOME (LOSS)       EQUITY
---------------------------------------------------------------------------------------------------------------
Balance, January 1, 1999             $2,000         $72,706         $ 3,209         $ 1,452          $79,367
Comprehensive income (loss)              --              --           5,738          (3,896)           1,842
---------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1999           $2,000         $72,706         $ 8,947         $(2,444)         $81,209
---------------------------------------------------------------------------------------------------------------
Comprehensive income                     --              --           6,488           1,933            8,421
---------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2000           $2,000         $72,706         $15,435         $  (511)         $89,630
---------------------------------------------------------------------------------------------------------------
Comprehensive income                     --              --              31             864              895
---------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2001           $2,000         $72,706         $15,466         $   353          $90,525
===============================================================================================================


The accompanying notes are an integral part of these financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS


FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                                  2001            2000            1999
----------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
Net income                                                                  $      31        $  6,488        $  5,738
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
     Amortization of bond discount and premium                                    516              79             585
     Net realized investment (gains) losses                                      (730)          1,319             222
     Provision for deferred income tax                                           (325)          1,454           1,857
     Amortization of deferred acquisition costs                                10,597           7,770           4,287
     Policy acquisition costs deferred                                        (41,137)        (17,673)        (15,604)
     Benefits to policyholders                                                 10,062          10,336           6,613
     Changes in assets and liabilities:
         Accrued investment income                                               (559)           (241)             37
         Federal income tax recoverable from affiliates                          (275)         (1,000)             --
         Other assets                                                             (78)            (62)          1,378
         Payable to affiliates                                                  2,121            (746)           (289)
         Other liabilities                                                      2,027           2,049           3,315
----------------------------------------------------------------------------------------------------------------------
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES                         $ (17,750)       $  9,773        $  8,139
----------------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES:
Fixed-maturity securities sold, matured or repaid                           $ 115,381        $109,657        $ 73,626
Fixed-maturity securities purchased                                          (111,208)        (99,945)        (78,960)
Net change in investment in unconsolidated affiliates                              --             (25)             --
Net change in short-term investments                                          (86,396)         (6,886)        (31,279)
Policy loans advanced, net                                                     (1,900)         (1,390)           (378)
Net change in receivable for undelivered securities                             6,700          (6,700)             --
----------------------------------------------------------------------------------------------------------------------
CASH USED IN INVESTING ACTIVITIES                                           $ (77,423)       $ (5,289)       $(36,991)
----------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES:
Net reinsurance consideration                                               $  (2,816)       $   (693)       $   (645)
Increase in account balances subject to reinsurance                             2,816             693             645
Deposits to policyholder funds                                                203,523          54,403          50,351
Net transfers to separate accounts from policyholder funds                    (84,067)        (47,167)        (12,246)
Return of policyholder funds                                                  (23,643)        (20,125)         (8,106)
----------------------------------------------------------------------------------------------------------------------
CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                             $  95,813        $(12,889)       $ 29,999
----------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS:
Increase (decrease) during the year                                         $     640        $ (8,405)       $  1,147
Balance (overdraft), beginning of year                                         (1,312)          7,093           5,946
---------------------------------------------------------------------------------------------------------------------
BALANCE, (OVERDRAFT), END OF YEAR                                           $    (672)       $ (1,312)       $  7,093
======================================================================================================================




The accompanying notes are an integral part of these financial statements.

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001
                            (IN THOUSANDS OF DOLLARS)

1.       ORGANIZATION

         The Manufacturers Life Insurance Company of New York (the "Company") is a stock life insurance company, which was organized on February 10, 1992 under the laws of the State of New York. The New York Insurance Department ("the Department") granted the Company a license to operate on July 22, 1992. The Company is a wholly owned subsidiary of The Manufacturers Life Insurance Company of North America (hereinafter referred to as "MNA"), which in turn is, a wholly owned subsidiary of Manulife-Wood Logan Holding Co., Inc. (hereinafter referred to as "MWLH"). MWLH is a wholly owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA"), which is in turn, an indirect wholly owned subsidiary of The Manufacturers Life Insurance Company ("MLI"). MLI is a wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded company. MFC and its subsidiaries are known collectively as "Manulife Financial."

         The Company issues both individual and group annuity as well as individual life insurance contracts (collectively, the contracts) in the State of New York. Amounts invested in the fixed portion of the contracts are allocated to the general account or a non-insulated separate account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invests in either the shares of various portfolios of the Manufacturers Investment Trust ("MIT"), a no-load, open-end investment management company organized as a Massachusetts business trust, or in various portfolios of open-end investment management companies offered and managed by unaffiliated third parties.

         Manufacturers Securities Services, LLC ("MSS"), an affiliate of the Company, is the investment advisor to MIT, the principal underwriter for the variable contracts, and exclusive distributor of all contracts issued by the Company. The Company has a 10% ownership in MSS, which is accounted for on the equity method. The Company's investment in MSS is $200 as at December 31, 2001.

2.       SIGNIFICANT ACCOUNTING POLICIES

     a)  BASIS OF PRESENTATION

         The accompanying financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

     b)  INVESTMENTS

         The Company classifies all of its fixed-maturity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using the specific-identification method. Temporary changes in the fair value of securities available-for-sale are reflected directly in accumulated other comprehensive income after adjustments for deferred acquisition costs and deferred taxes. The cost of fixed-maturity securities is adjusted for the amortization of premiums and accretion of discounts, which are calculated using the effective interest method. For the mortgage-backed bond portion of the fixed-maturity securities portfolio, the Company recognizes amortization using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. That adjustment is included in net investment income.

         Policy loans are reported at aggregate unpaid balances, which approximate fair value.

         Short-term investments, which include investments with maturities of less than one year and greater than 90 days as at the date of acquisition, are reported at amortized cost, which approximates fair value.

     c)  CASH EQUIVALENTS

         The Company considers all liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

     d)  DEFERRED ACQUISITION COSTS ("DAC")

         Commissions and other expenses that vary with, and are primarily related to, the production of new business are deferred to the extent recoverable and included as an asset. Acquisition costs associated with annuity contracts and investment pension contracts are being amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. DAC associated with traditional non-participating individual insurance contracts is amortized over the premium-paying period of the related policies. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on estimated future gross profits. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, is immediately expensed.

     e)  POLICYHOLDER LIABILITIES AND ACCRUALS

         For variable annuity and variable life contracts, universal life insurance contracts, and investment contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders. For traditional nonparticipating life insurance policies, policyholder liabilities are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expenses, and interest rate yields that are applicable in the year of issue. The assumptions include a provision for adverse deviation.

     f)  SEPARATE ACCOUNTS

         Separate account assets and liabilities represent funds that are separately administered, principally for investment contracts related to variable annuity and variable life contracts as well as for group pension business, and for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying financial statements. However, fees charged on separate account policyholder funds are included in revenue of the Company.

     g)  REVENUE RECOGNITION

         Fee income from separate accounts, annuity contracts and investment pension contracts consists of charges for mortality, expenses, and surrender and administration charges that have been assessed against the policyholder account balances. Premiums on traditional nonparticipating life insurance policies are recognized as revenue when due. Investment income is recorded on the accrual basis of accounting and is adjusted for any amortization of premiums or discount where applicable.

     h)  POLICYHOLDER BENEFITS AND CLAIMS

         Benefits for variable annuity and variable life contracts, for universal life insurance contracts and for investment pension contracts include interest credited to policyholder account balances and benefit claims incurred during the period in excess of policyholder account balances.

     i)  INCOME TAXES

         Income taxes have been provided using the liability method in accordance with Statement of Financial Accounting Standards 109 ("SFAS 109"), "Accounting for Income Taxes." Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

     j)  RECLASSIFICATIONS

         Certain prior year amounts have been reclassified to conform to the current year presentation.

3.       INVESTMENTS AND INVESTMENT INCOME

     a)  FIXED-MATURITY SECURITIES

         At December 31, 2001 and 2000, all fixed-maturity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value are summarized as follows:


                                                                         GROSS               GROSS
                                                                       UNREALIZED          UNREALIZED
         AS AT DECEMBER 31                  AMORTIZED     COST           GAINS               LOSSES                 FAIR VALUE
         ($ thousands)                         2001       2000        2001    2000       2001      2000          2001       2000
         -------------------------------------------------------------------------------------------------------------------------
         U.S. government                     $ 35,746   $ 39,529     $  409   $364      $(121)   $    (5)     $ 36,034   $ 39,888
         Corporate securities                  68,767     66,950      2,138    591       (370)    (1,076)       70,535     66,465

         Mortgage-backed securities             2,717      6,796         87      6         --        (26)        2,804      6,776
         Foreign governments                    3,063         --         45     --         (2)        --         3,106         --

         States/political subdivisions             --      1,058         --      1         --         --            --      1,059
         -------------------------------------------------------------------------------------------------------------------------
         TOTAL FIXED-MATURITY SECURITIES     $110,293   $114,333     $2,679   $962      $(493)   $(1,107)     $112,479   $114,188
         -------------------------------------------------------------------------------------------------------------------------


         Proceeds from sales of fixed-maturity securities during 2001 were $97,631 (2000, $54,082; 1999 $60,595). Gross gains of $871 and gross losses of $222 were realized on those sales (Gross gains and losses were $245 and $1,550 for 2000; and $301 and $523 for 1999, respectively).

         The contractual maturities of fixed-maturity securities at December 31, 2001 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.

         ($ thousands)                            AMORTIZED COST    FAIR VALUE
         -----------------------------------------------------------------------
         FIXED-MATURITY SECURITIES

            One year or less                          $ 24,142       $ 24,552
            Greater than 1; up to 5 years               35,670         36,847
            Greater than 5; up to 10 years              34,816         35,414
            Due after 10 years                          12,948         12,862
            Mortgage-backed securities                   2,717          2,804
         -----------------------------------------------------------------------
         TOTAL FIXED-MATURITY SECURITIES              $110,293       $112,479
         -----------------------------------------------------------------------


         Fixed-maturity securities with a fair value of $431 and $437 at December 31, 2001 and 2000, respectively, were on deposit with or in custody accounts on behalf of the Department to satisfy regulatory requirements.

      b) INVESTMENT INCOME

         Income by type of investment was as follows:


         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                     2001            2000         1999
         -----------------------------------------------------------------------
         Fixed-maturity securities       $ 6,305       $  7,910       $ 8,147
         Other invested assets             9,864         10,053         7,476
         Short-term investments            4,415          3,228         1,443
         -----------------------------------------------------------------------
         Gross investment income          20,584         21,191        17,066
         -----------------------------------------------------------------------
         Investment expenses                (169)          (137)         (122)
         -----------------------------------------------------------------------
         NET INVESTMENT INCOME           $20,415       $21,054        $16,944
         =======================================================================


         The Company includes income earned from its investment in MSS in the other invested assets category. Income earned from the Company's investment in MSS was $9,629, $9,970 and $7,453 for the years ended December 31, 2001, 2000, and 1999, respectively.

4.       COMPREHENSIVE INCOME

         Total comprehensive income was as follows:


         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                      2001       2000       1999
         --------------------------------------------------------------------------------
         --------------------------------------------------------------------------------
         NET INCOME                                        $   31     $6,488    $ 5,738
         --------------------------------------------------------------------------------
         OTHER COMPREHENSIVE INCOME, NET OF TAX:
           Unrealized holding gains (losses) arising
           during the year                                  1,339      1,076     (4,038)
             Less:
           Reclassification adjustment for realized
           gains (losses) included in net income              475       (857)      (142)
         --------------------------------------------------------------------------------
         Other comprehensive income (loss)                    864      1,933     (3,896)
         --------------------------------------------------------------------------------
         COMPREHENSIVE INCOME                              $  895     $8,421    $ 1,842
         ================================================================================


         Other comprehensive income is reported net of income tax expense (benefit) of $202, $293 and $(1,088) for 2001, 2000 and 1999, respectively.

5.       DEFERRED ACQUISITION COSTS

         The components of the change in DAC were as follows:


         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                  2001          2000          1999
         ---------------------------------------------------------------------------------
         Balance at January 1                        $ 59,605      $ 50,476      $ 36,831
         Capitalization                                41,137        17,673        15,604
         Amortization                                 (10,597)       (7,770)       (4,287)
         Effect of net unrealized (gains) losses
              on securities available-for-sale         (1,320)         (774)        2,328
         ---------------------------------------------------------------------------------
         BALANCE AT DECEMBER 31                      $ 88,825      $ 59,605      $ 50,476
         =================================================================================

6.       INCOME TAXES

         The components of income tax (benefit) expense were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                     2001          2000          1999
         -----------------------------------------------------------------------
         Current (benefit) expense        $(275)       $(1,676)       $1,238
         Deferred (benefit) expense        (325)         1,454         1,857
         -----------------------------------------------------------------------
         TOTAL (BENEFIT) EXPENSE          $(600)       $  (222)       $3,095
         =======================================================================


         Included in the current benefit for 2000 is a $1,869 one-time reduction of tax expense for periods prior to 2000. This resulted from a new IRS technical memorandum clarifying the treatment of dividends received deduction for Separate Accounts. The tax benefit resulting from the dividends received deduction was $420 and $560 for the years ended December 31, 2001 and 2000, respectively.

         Components of the Company's net deferred tax liability are as follows:


         AS AT DECEMBER 31
         ($ thousands)                                                 2001        2000
         ---------------------------------------------------------------------------------
         DEFERRED TAX ASSETS:
            Reserves                                                $  6,078     $   961
            Net operating loss carryforwards                           8,608       1,811
            Net capital loss carryforwards                                --         540
            Unrealized losses on securities available-for-sale            --         183
         ---------------------------------------------------------------------------------
         Gross deferred tax assets                                    14,686       3,495
            Valuation allowance                                           --        (171)
         ---------------------------------------------------------------------------------
         Net deferred tax assets                                      14,686       3,324
         ---------------------------------------------------------------------------------
         DEFERRED TAX LIABILITIES:
            Deferred acquisition costs                               (17,949)     (8,782)
            Unrealized gains on securities available-for-sale           (190)         --
            Other                                                     (2,556)       (671)
         ---------------------------------------------------------------------------------
         Total deferred tax liabilities                              (20,695)     (9,453)
         ---------------------------------------------------------------------------------
         NET DEFERRED TAX LIABILITY                                 $ (6,009)    $(6,129)
         =================================================================================

         As of December 31, 2000, the Company had unrealized capital losses in its available for sale portfolio. Under federal tax law, utilization of these capital losses, when realized, is limited to use as an offset against capital gains. The Company believed that it was more likely than not that it would be unable to realize the benefit of the full deferred tax asset related to the net unrealized capital losses. The Company had therefore established a valuation allowance for the amount in excess of the available capital gains. As of December 31, 2001 the Company has unrealized capital gains in its available for sale portfolio and it believes that it will realize the full benefit of its deferred tax assets.

         The Company participates as a member of the MWLH-affiliated group, filing a consolidated federal income tax return. The Company files a separate State of New York return. The method of allocation between the companies is subject to a tax-sharing agreement under which the tax liability is allocated to each member of the group on a pro rata basis based on the relationship that the member's tax liability charge to the Company will not be more than the Company would have paid on a separate-return basis. Settlements of taxes are made periodically with the parent.

         For 2001, the Company neither received a refund nor made a payment in regards to income taxes. The Company received refunds of $420 and $719 in 2000 and 1999, respectively.

         At December 31, 2001, the Company has operating loss carryforwards of $24,596 that begin to expire in 2015.

7.       SHAREHOLDER'S EQUITY

         The Company has one class of common stock:

         AS AT DECEMBER 31
         ($ thousands)                                        2001        2000
         -----------------------------------------------------------------------
         AUTHORIZED, ISSUED AND OUTSTANDING:
             2,000,000 Common shares, par value $1           $2,000      $2,000
         -----------------------------------------------------------------------


         The maximum amount of dividends that may be paid by life insurance companies without prior approval of the New York Insurance Commissioner is subject to restrictions relating to statutory surplus and net gain from operations on a statutory basis.

         The aggregate statutory capital and surplus of the Company at December 31, 2001 was $34,354 (2000, $60,485). The aggregate statutory net
         (loss) income of the Company for the year ended 2001 was $(25,602) (2000, $(3,010); 1999, $932). State regulatory authorities prescribe statutory accounting practices that differ in certain respects from GAAP in the United States followed by stock life insurance companies. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, non-admitted asset balances, and reserves.

8.       REINSURANCE

         At December 31, 2001, the Company has treaties with thirteen reinsurers, twelve unaffiliated and one affiliated, to reinsure any face amounts in excess of $100 for all individual life insurance products. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations. To date, there has been one recovery accrued under these agreements; a recovery of $2,900 on a $3,000 death claim.

         At December 31, 2001, the Company has deferred stop loss reinsurance agreements with two unaffiliated reinsurers to cover a portion of the risk associated with variable annuity minimum death benefit guarantee claims. The Company paid $750 and $395 in reinsurance premiums for the years ended December 31, 2001 and 2000, respectively. The agreements have a term of fifteen years; at the end of which a settlement will be made. The Company has accounted for these agreements using the deposit method.

9.       RELATED-PARTY TRANSACTIONS

         The Company utilizes various services provided by MLI and its affiliates. Such services include legal, personnel, marketing, investment accounting, and other corporate services. Pursuant to an Administrative Services Agreement and effective for 2001, all intercompany services, except for investment, are billed through ManUSA to the Company. Prior to 2001, such services were billed directly through MLI. Pursuant to an Investment Services Agreement, all investment services are billed directly by MLI to the Company. For the years ended December 31, 2001, 2000, and 1999, the Company was billed administrative and investment service expenses of $17,857, $12,633, and $10,781 respectively from the MLI group of affiliated companies. At December 31, 2001 and 2000, the Company had a net liability to the MLI group of affiliated companies of $4,730 and $3,084 respectively for the services provided.

         Underwriting commissions are paid to MSS. For the year ended December 31, 2001, 2000, and 1999, the Company was billed underwriting commissions of $31,981, $18,336, and $15,388 respectively. At December 31, 2001, the Company had a net liability of $470 for the services provided. At December 31, 2000, the Company had a net receivable of $5 for the services provided. In addition, the Company has a receivable from MSS relating to distributions of $1,092 and $967, which are included in accrued investment income at December 31, 2001 and 2000, respectively.

10.      EMPLOYEE BENEFITS


      a) RETIREMENT PLAN

         The Company participates in a non-contributory pension plan, which is sponsored by the Company's indirect parent ManUSA. "The Manulife Financial U.S. Cash Balance Plan" ("the Plan") provides benefits to participants who have three years of vesting service with the Company. Such benefits are a function of the length of service with the Company as well as the final average earnings of the participant. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65, and is actuarially equivalent to the cash balance account. Various optional forms of payment are available including a lump sum. Early retirement benefits are actuarially equivalent to the cash balance account, but are subsidized for participants who were age 45 with 5 or more years vesting service with the Company as at July 1, 1998 and who terminate employment after attaining age 50 and have completed 10 years of service.

         Cash balance accounts are credited annually with contribution credits and semi-annually with interest credits. Future contribution credits under the Plan vary based on service. Interest credits are a function of the 1-year U.S. Treasury Bond rate plus 0.50%, but no less than 5.25% per year.

         Actuarial valuation of accumulated plan benefits are based on projected salaries, an assumed discount rate, and best estimates of investment yields on plan assets, mortality of participants, employee termination, and ages at retirement. Pension costs that relate to current service are funded as they accrue and are accounted for by the plan sponsor in the current period. Vested benefits are fully funded. Experience gains and losses are amortized into income of the sponsor over the estimated average remaining service lives of the participants. No contributions were made during the current or prior year because the Plan was subject to the full funding limitation under the Internal Revenue Code.

         At December 31, 2001, the projected benefit obligation to the participants of the Plan was $56,235 (2000, $51,854), which was based on an assumed interest rate of 7.25% (2000, 7.25%). The fair value of the Plan assets totaled $71,642 (2000, $80,982).

      b) 401(K) PLAN

         The Company participates in a defined contribution 401(k) Savings Plan sponsored by ManUSA. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The costs associated with the Plan were charged to the Company and were not material.

      c) OTHER POSTRETIREMENT BENEFIT PLAN

         In addition to the above plans, the Company participates in the postretirement benefit plan as sponsored by ManUSA. This plan provides retiree medical and life insurance benefits to those who have attained age 50 and have 10 or more years of service with the Company. It provides the medical coverage for retirees and spouses under age 65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement. This plan provides the retiree with a life insurance benefit of 100% of the salary just prior to retirement. The amount is reduced to 65% on the first of January following retirement, and is further reduced to 30% at age 70.

         The postretirement benefit cost of the Company, which includes the expected cost of postretirement benefits for newly eligible employees and for vested employees, interest cost, and gains / losses arising from differences between actuarial assumptions and actual experience is accounted for by the plan sponsor, ManUSA. This plan is unfunded.

         Retirees who retired prior to July 1, 2001, or active participants who had attained age 50 and had completed 10 years of service with the Company as of July 1, 2001, were grandfathered and can elect to benefit from either the current plan or the prior plan at retirement.

11.      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and estimated fair values of the Company's financial instruments at December 31 were as follows:


                                                             2001                          2000
                                                   -------------------------------------------------------
                                                    CARRYING        FAIR         CARRYING         FAIR
                                                      VALUE         VALUE          VALUE          VALUE
                                                   -------------------------------------------------------
         Assets:
         Fixed-maturity securities                 $  112,479    $  112,479     $  114,188     $  114,188
         Policy loans                                   4,220         4,220          2,320          2,320
         Short-term investments                       134,652       134,652         48,200         48,200
         Separate account assets                    1,216,380     1,216,380      1,165,991      1,165,991

         Liabilities:
         Policyholder liabilities and accruals     $  234,223    $  223,693     $  128,551     $  124,592
         Cash overdraft                                   672           672          1,312          1,312
         Separate account liabilities               1,216,380     1,216,380      1,165,991      1,165,991

         The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments.

         Fixed-Maturity Securities: Fair values for fixed-maturity securities are obtained from an independent pricing service.

         Policy Loans: Carrying values approximate fair values.

         Short-Term Investment and Cash Overdraft: Carrying values approximate fair values.

         Separate Account Assets and Liabilities: The carrying values in the balance sheet for separate account assets and liabilities approximate their fair values.

         Policyholder Liabilities and Accruals: Fair values of the Company's liabilities under contracts not involving significant mortality risk are estimated to be the cash surrender value or the cost the Company would incur to extinguish the liability. Amounts are presented net of reinsurance.

12.      LEASES

         The Company leases office space under various operating lease agreements, which will expire between 2002 and 2005. For the years ended December 31, 2001, 2000 and 1999 the Company incurred rent expense of $311, $248 and $166, respectively.

         The minimum lease payments associated with the office space under the operating lease agreements are as follows:

         YEAR ENDED             MINIMUM LEASE PAYMENTS
         ---------------------------------------------
           2002                         $298
           2003                          279
           2004                          242
           2005                          154
                                ----------------------
         TOTAL                          $973
         =============================================

13.      BORROWED MONEY

         At the beginning of 2001, the Company had an unsecured line of credit with State Street Bank and Trust in the amount of $5,000, which had an interest rate that varied with changes in the bank's money market rate. This line of credit was discontinued during the year. There were no outstanding advances under the line of credit at December 31, 2000.

14.      CAPITAL MAINTENANCE AGREEMENTS

         Pursuant to a capital maintenance agreement and subject to regulatory approval, MLI has agreed to maintain the Company's statutory capital and surplus at a specified level and to ensure that sufficient funds are available for the timely payment of contractual obligations.

15.      CONTINGENCIES

         The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

16.      CODIFICATION

          In March 1998, the National Association of Insurance Commissioners adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification changes prescribed statutory accounting practices and results in changes to the accounting practices that the Company use to prepare their statutory-basis financial statements. The State of New York adopted Codification as the prescribed basis of accounting on which insurers must report their statutory-basis results. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification was reported as an increase to surplus in the statutory-basis financial statement of the Company. In total, statutory-basis surplus of the Company increased by $17.

17.      SUBSEQUENT EVENT

         Effective January 1, 2002, the parent company, MNA, was merged with and into ManUSA. As well, the indirect parent company, MWHL, was liquidated into ManUSA. ManUSA will undertake all future operations of MNA.

         Effective January 1, 2002, MSS is no longer the exclusive distributor of all contracts issued by the Company. This service is now exclusively offered by Manulife Financial Securities, LLC, a wholly owned subsidiary of ManUSA.

                                     PART II
                                OTHER INFORMATION

                                     PART II
                                OTHER INFORMATION

     UNDERTAKINGS

     Undertaking to File Reports.

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

     Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940, as amended.

     The Manufacturers Life Insurance Company of New York (the "Company") hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

     Rule 484 Undertaking.

     Article 10 of the Charter of the Company provides as follows:

     TENTH: No director of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, the foregoing provision shall not eliminate or limit (i) the liability of a director if a judgment or other final adjudication adverse to such director established his or her such acts or omissions were in bad faith or involved intentional misconduct or were acts or omissions (a) which he or she knew or reasonably should have known violated the New York Insurance Law or (b) which violated a specific standard of care imposed on directors directly, and not by reference, by a provision of the New York Insurance Law (or any regulations promulgated thereunder) or (c) which constituted a knowing violation of any other law, or establishes that the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled or
     (ii) the liability of a director for any act or omission prior to the adoption of this Article by the shareholders of the Corporation. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.


     Article VII of the By-laws of the Company provides as follows:

     Section VII.1. Indemnification of Directors and Officers. The Corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she, his or her testator, testatrix or intestate, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him or her in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation, except that no indemnification under this Section shall be made in respect of (1) a threatened action, or a pending action which is settled or is otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which the action was brought, or , if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

     The Corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the Corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he or she, his or her testator, testatrix or intestate, was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful.

     The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, of its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interest of the Corporation or that he or she had reasonable cause to believe that his or her conduct was unlawful.


     Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          CONTENTS OF REGISTRATION STATEMENT

          This registration statement comprises the following papers and documents:

               The facing sheet;
               The Prospectus, consisting of 80 pages;
               Undertaking to file reports;
               Representation pursuant to Section 26 of the Investment Company Act of 1940; Rule 484 Undertaking;
               The signatures; Written consents of the following persons:
          -    Naveed Irshad, FSA, MAAA, FCIA
          -    Filed Herewith - Ernst & Young LLP (Philadelphia, PA)
          -    Filed Herewith - Ernst & Young LLP (Boston, MA)

     The following exhibits are filed as part of this Registration Statement:

          1. Copies of all exhibits required by paragraph A of the instructions as to exhibits in Form N-8B-2 are set forth below under designations based on such instructions:

                A(1) Resolutions of Board of Directors of First North American Life Assurance Company establishing FNAL Variable Life Account I were previously filed in the Registrant's initial registration statement on Form S-6 (File No. 333-33351) as filed with the Commission on August 8, 1997.

                A(2)            Not applicable.

                A(3)(a) Underwriting and Distribution Agreement between The Manufacturers Life Insurance Company of New York (Depositor) and Manufacturers Financial Securities LLC (Underwriter) - Incorporated by reference to Exhibit A(3)(a) to post-effective amendment No. 3 to the Registration Statement, file number 333-83023, filed March 1, 2002 ("Post-Effective Amendment No. 3").

                A(3)(b) Selling Agreement between The Manufacturers Life Insurance Company of New York, Manufactures Financial Securities LLC (Underwriter), Selling Broker Dealers, and General Agent - Incorporated by reference to Exhibit A(3)(b) to Post-Effective Amendment No. 3.

                A(3)(c)         Not applicable.

                A(4)            Not applicable.

                A(5) Form of Flexible Premium Variable Life Insurance Policy was previously filed as Exhibit A(5) to the initial registration statement on Form S-6, file number 333-83023, filed July 16, 1999.

                A(6)(a)(i)      Declaration of Intention and Charter of First
                                North American Life Assurance Company is incorporated by reference to Exhibit (b)(6)(i) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number
                                33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New
                                York Separate Account A.

                A(6)(a)(ii)     Certificate of amendment of the Declaration of
                                Intention and Charter of First North American
                                Life Assurance Company is incorporated by reference to Exhibit (b)(6)(i) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February
                                25, 1998 on behalf of The Manufacturers Life
                                Insurance Company of New York Separate Account
                                A.

                A(6)(a)(iii)    Certificate of amendment of the Declaration of
                                Intention and Charter of The Manufacturers Life
                                Insurance Company of New York is incorporated by reference to Exhibit (b)(6)(i) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February
                                25, 1998 on behalf of The Manufacturers Life
                                Insurance Company of New York Separate Account
                                A.

                (A)(6)(b) By-laws of The Manufacturers Life Insurance Company of New York are incorporated by reference to Exhibit (b)(6)(i) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

                A(7)            Not applicable.

                A(8)(a) Form of Reinsurance Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company
                                (USA) is incorporated by reference to Exhibit A(8)(a) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 16, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

                A(8)(b) Administrative Services Agreement between The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of New York - Incorporated by reference to Exhibit A(8)(b) to Post-Effective Amendment No. 3.

                A(8)(c) Investment Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company is incorporated by reference to Exhibit A(8)(a) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 16, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

                A(9)            Not applicable.

                A(10)(a) Form of Application for Flexible Premium Variable Life Insurance Policy is incorporated by reference to Exhibit A(8)(a) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 16, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

          2.   Consents of the following:

               A Opinion and consent of Tracy A. Kane, Esq., Secretary and Counsel of The Manufacturers Life Insurance Company of New York is incorporated by reference to Exhibit 2 to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-83023, filed on November 1, 1999 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

               B Consent of Naveed Irshad, Actuary of The Manufacturers Life Insurance Company of New York - Filed Herewith

               C Consents of Ernst & Young LLP (Philadelphia, PA) and Ernst & Young LLP (Boston, MA) - Filed Herewith

          3. No financial statements are omitted from the prospectus pursuant to instruction 1(b) or (c) of Part I.

          4.   Not applicable.

          5.   Not applicable.

          6. Memorandum Regarding Purchase, Transfer and Redemption Procedures for the Policies is incorporated by reference to Exhibit 6 to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-83023, filed on November 1, 1999 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

          7.(i) Powers of Attorney are incorporated by reference to Exhibit A(7) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 17, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

          7.(ii) Power of Attorney, James O'Malley and Thomas Borshoff - previously filed as Exhibit (b)(14)(b) to post-effective amendment no. 6 to Registrant's Registration Statement on Form N-4 File, No. 33-79112, filed March 2, 1999.

          7.(iii) Power of Attorney, James D. Gallagher and James R. Boyle are incorporated by reference to Exhibit 7(iii) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-83023, filed on November 1, 1999 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

          7.(iv)    Power of Attorney, Robert Cook - previously filed as Exhibit
                    (b)(14)(d) to post-effective amendment no. 8 to Registration Statement on Form N-4, File, No. 33-79112, filed February 25, 2000. 7(v) Power of Attorney, Bradford J. Race Jr. - Incorporated by reference to Exhibit

          7(v)      to Post-Effective Amendment No. 3.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 the registrant, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B, and the depositor, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK, certify that they meet all the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and have duly caused this amended registration statement to be signed on their behalf by the undersigned thereunto duly authorized, in the city of Boston, and Commonwealth of Massachusetts, on the 25th day of April, 2002.



                                      THE MANUFACTURERS LIFE INSURANCE COMPANY
                                          OF NEW  YORK SEPARATE ACCOUNT B
                                          (Registrant)

                                      By: THE MANUFACTURERS LIFE INSURANCE
                                          COMPANY OF NEW YORK
                                          (Depositor)

                                      By:/s/ JAMES D. GALLAGHER
                                         ---------------------------------
                                         James D. Gallagher
                                         President


Attest


/s/ GRETCHEN H. SWANZ
------------------------------------------
Gretchen H. Swanz
Secretary

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the following persons in the capacities indicated on this 25th day of April, 2002.




NAME                                                                    TITLE

/s/JAMES D. GALLAGHER                                                   Director and President
 -----------------------------------                                    (Principal Executive
 James D. Gallagher                                                      Officer)

*                                                                       Director
 -----------------------------------
John D. DesPrez, III

*                                                                       Director
 -----------------------------------
Ruth Ann Flemming

*                                                                       Director
 -----------------------------------
Neil M. Merkl

*                                                                       Director
 -----------------------------------
Thomas Borshoff

*                                                                       Director
 -----------------------------------
James R. Boyle

*                                                                       Director
 -----------------------------------
Bruce Avedon

*                                                                       Director
 -----------------------------------
James O'Malley

*                                                                       Director
 -----------------------------------
Robert Cook


*                                                                       Director
 -----------------------------------
Bradford J. Race Jr.


/s/ DAVID W. LIBBEY                                                     Treasurer (Principal
------------------------                                                Financial and Accounting
David W. Libbey                                                         Officer)


*By:        /s/ DAVID W. LIBBEY
            ------------------------
            David W. Libbey
            Attorney-in-Fact Pursuant
            to Powers of Attorney

                                                                EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

         B Consent of Naveed Irshad, Actuary of The Manufacturers Life Insurance Company of New York

         C Consents of Ernst & Young LLP (Philadelphia, PA) and Ernst & Young LLP (Boston, MA)